CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                             Place of               Total
1    2    3    4    5    6    7    8    9   10   11   12                                     Incorporation          Voting
====================================================================================================================================
Associated Madison Companies, Inc.                                                           Delaware                   100
     AMAD Holdings Inc.                                                                      Delaware                   100
     Citigroup Insurance Holding Corporation                                                 Georgia                    100
          Primerica Shareholder Services*                                                    Georgia                    100
          The Travelers Insurance Company                                                    Connecticut                100
               190 S. LaSalle Associates L.L.C.                                              Illinois                    50
               440 South LaSalle LLC                                                         Delaware                   100
               American Financial Life Insurance Company                                     Texas                      100
               Carlton Arms of Bradenton                                                     Florida                     50
               Citigroup Alternative Investments Opportunity Fund I, LLC                     Delaware                   100
                    Tishman Speyer/Travelers Associates                                      Delaware                    50
               Citigroup Alternative Investments Opportunity Fund II, LLC                    Delaware                   100
                    Tishman Speyer/Travelers Real Estate Venture, L.P.*                      Delaware                 64.65
                         125 High Street, L.P.                                               Delaware                    24
                         TST 375 Hudson, L.L.C.                                              Delaware                 64.65
                         TST 525 West Monroe, L.L.C.                                         Delaware                 64.65
                         TST Mountain Bay, L.L.C.                                            Delaware                 64.65
                         TST One Indiana, L.L.C.                                             Delaware                 64.65
               Citigroup Alternative Investments Opportunity Fund III Associates, LLC*       Delaware                   100
               Citigroup Alternative Investments Opportunity Fund III, LLC                   Delaware                    67
                    Tishman Speyer/Travelers Associates IV, L.L.C.*                          Delaware                    50
                         Tishman Speyer/Travelers Real Estate Venture IV, L.L.C.*            Delaware                  35.6
               Citigroup Investments Highland Park, LLC                                      Colorado                   100
                    Highland Park Ventures, LLC                                              Colorado                    50
               Citigroup Investments Oakmont Lane, LLC                                       Delaware                    50
                    700 Oakmont Venture LLC                                                  Delaware                    50
               Citigroup Investments Schaumberg Windy Point LLC                              Delaware                   100
                    Windy Point of Schaumberg LLC                                            Delaware                 76.12
               Citigroup Investments York Road LLC                                           Delaware                   100
                    York Road Properties LLC                                                 Delaware                    85

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                      Page 1

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup owns 50% of  CitiStreet  LLC in joint  venture  with  State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                             Place of                 Total
1    2    3    4    5    6    7    8    9   10   11   12                                     Incorporation            Voting
====================================================================================================================================
               Corrigan TGP LLC                                                              Texas                       50
                    Corrigan Timberlands LP*                                                 Texas                       50
               Corrigan TLP LLC                                                              Delaware                 95.45
               Euro TI Investments LLC                                                       Delaware                   100
               Greenwich Street Capital Partners, L.P.*                                      Delaware                  31.2
               Greenwich Street Investments, L.L.C.                                          Delaware                   100
                    Greenwich Street Capital Offshore Fund, Ltd.*                            British Virgin Islands     100
                    Greenwich Street Investments, L.P.                                       New York                   100
               Griphon Marlins Investors Ltd.*                                               Florida                     75
               Hollow Creek, L.L.C.                                                          Connecticut                100
                    Station Hill, L.L.C.                                                     Connecticut                 75
               One Financial Place Corporation*                                              Delaware                   100
                    One Financial Place, LP*                                                 Delaware                    10
               One Financial Place Holdings, LLC*                                            Delaware                   100
               Plaza LLC                                                                     Connecticut                100
                    Keeper Holdings LLC*                                                     Delaware                   100
                         CitiStreet LLC**                                                    Delaware                    50
                              CitiStreet International, LLC**                                Delaware                    50
                                   CitiStreet Australia Pty Limited**                        Australia                   50
                              CitiStreet Retirement Services LLC**                           New Jersey                  50
                                   CitiStreet Associates LLC**                               Delaware                    50
                                        CitiStreet Advisors LLC**                            New Jersey                  50
                                        CitiStreet Associates Insurance Agency
                                          of Massachusetts LLC**                             Massachusetts               50
                                        CitiStreet Associates of Hawaii LLC**                Hawaii                      50
                                        CitiStreet Associates of Montana LLC**               Montana                     50
                                        CitiStreet Associates of Texas, Inc.**               Texas                       50
                                        CitiStreet Equities LLC**                            New Jersey                  50
                                   CitiStreet Financial Services LLC**                       New Jersey                  50
                                   CitiStreet Funds Management LLC**                         New Jersey                  50
                                   CitiStreet Mortgage Services, Inc.**                      New Jersey                  50

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                      Page 2

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                             Place of                 Total
1    2    3    4    5    6    7    8    9   10   11   12                                     Incorporation            Voting
====================================================================================================================================
                    NetPlus, LLC                                                             Connecticut                100
                    Travelers Asset Management International Company LLC                     New York                   100
                    Tower Square Securities, Inc.                                            Connecticut                100
                         Tower Square Securities Insurance Agency of Alabama, Inc.           Alabama                    100
                         Tower Square Securities Insurance Agency of Massachusetts, Inc.     Massachusetts              100
                         Tower Square Securities Insurance Agency of New Mexico, Inc.        New Mexico                 100
                         Tower Square Securities Insurance Agency of Ohio, Inc.              Ohio                        99
                         Tower Square Securities Insurance Agency of Texas, Inc.             Texas                      100
                    Travelers Distribution LLC                                               Delaware                   100
                    Travelers Investment Advisers, Inc.                                      Delaware                   100
               Primerica Life Insurance Company                                              Massachusetts              100
                    CitiLife Financial Limited                                               Ireland                    100
                    National Benefit Life Insurance Company                                  New York                   100
                    Primerica Financial Services (Canada) Ltd.                               Canada                     100
                         PFSL Investments Canada Ltd.                                        Canada                     100
                         Primerica Life Insurance Company of Canada                          Canada                     100
                              Primerica Client Services Inc. (Canada>                        Canada                     100
                              Primerica Financial Services Ltd.                              Canada                   82.82
               Ryan/Travelers Chandler Freeways Business Park, LLC                           Delaware                    75
               Ryan/Travelers Kierland, LLC                                                  Delaware                    75
               SSB Private Selections, LLC*                                                  Delaware                    50
                    Salomon Smith Barney Private Selection Fund I, LLC*                      New York                 24.46
               The Travelers Life and Annuity Company                                        Connecticut                100
                    Euro TL Investments LLC                                                  Delaware                   100
               TIC/Nevada La Entrada, LLC                                                    Delaware                   100
                    Nevada La Entrada Partners, L.L.C.                                       Delaware                    90
               Tishman Speyer/Travelers Associates III, L.L.C.                               Delaware                    50
               Tishman Speyer/Travelers Real Estate Venture III, L.L.C.*                     Delaware                 49.28
               TLA Holdings LLC                                                              Delaware                   100
                    Citigroup Mortgage Securities Corporation                                Delaware                   100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                      Page 3

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                             Place of               Total
1    2    3    4    5    6    7    8    9   10   11   12                                     Incorporation          Voting
====================================================================================================================================
                    The Prospect Company                                                     Delaware                 100
                         Panther Valley, Inc.                                                New Jersey               100
               Travelers European Investments LLC                                            Connecticut              100
               Travelers International Investments Ltd.                                      Cayman Islands           100
               Travelers Opportunity Fund V (Domestic), L.L.C.                               Delaware                  50
                    Tishman Speyer/Travelers U.S. Real Estate Venture V, L.P.*               Delaware               15.99
               Travelers Opportunity Fund V Associates (Domestic), L.L.C.                    Delaware                  50
                    Tishman Speyer/Travelers Associates V (Domestic), L.L.C.                 Delaware                  50
               Tribeca Citigroup Investments Ltd.*                                           Cayman Islands           100
               TriCounty Grove                                                               Florida                   50
               Umbrella Bear, Inc.                                                           Florida                  100
               WT Equipment Partners, L.P.*                                                  Delaware                6.53
               WT Leasing, Inc.                                                              Delaware                  50
     Mid-America Insurance Services, Inc.                                                    Georgia                  100
     Primerica Client Services, Inc. (USA)                                                   Delaware                 100
     Primerica Convention Services, Inc.                                                     Georgia                  100
     Primerica Finance Corporation                                                           Delaware                 100
          PFS Distributors, Inc.                                                             Georgia                  100
          PFS Investments Inc.                                                               Georgia                  100
          PFS T.A., Inc.                                                                     Delaware                 100
     Primerica Financial Services Home Mortgages, Inc.                                       Georgia                  100
          Primerica Financial Services Home Mortgages Limited Partnership of Arizona         Delaware                 100
          Primerica Financial Services Home Mortgages Limited Partnership of Ohio            Ohio                     100
          Primerica Financial Services Home Mortgages Limited Partnership of Tennessee       Tennessee                100
     Primerica Financial Services, Inc.                                                      Nevada                   100
          CitiSolutions Financial Limited                                                    Ireland                  100
          Primerica Financial Insurance Services of Texas, Inc.                              Texas                    100
          Primerica Financial Services Agency of New York, Inc.                              New York                 100
          Primerica Financial Services Insurance Marketing of Idaho, Inc.                    Idaho                    100
          Primerica Financial Services Insurance Marketing of Maine, Inc.                    Maine                    100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                      Page 4

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                             Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                     Incorporation           Voting
====================================================================================================================================
          Primerica Financial Services Insurance Marketing of Nevada, Inc.                   Nevada                   100
          Primerica Financial Services Insurance Marketing of Pennsylvania, Inc.             Pennsylvania             100
          Primerica Financial Services Insurance Marketing of the Virgin Islands, Inc.       U.S. Virgin Islands      100
          Primerica Financial Services Insurance Marketing of Wyoming, Inc.                  Wyoming                  100
          Primerica Financial Services Insurance Marketing, Inc.                             Delaware                 100
          Primerica Financial Services of Alabama, Inc.                                      Alabama                  100
          Primerica Financial Services of Arizona, Inc.                                      Arizona                  100
          Primerica Financial Services of Kentucky, Inc.                                     Kentucky                 100
          Primerica Financial Services of New Mexico, Inc.                                   New Mexico               100
          Primerica Insurance Agency of Massachusetts, Inc.                                  Massachusetts            100
          Primerica Insurance Marketing Services of Puerto Rico, Inc.                        Puerto Rico              100
          Primerica Insurance Services of Louisiana, Inc.                                    Louisiana                100
     Primerica Services, Inc.                                                                Georgia                  100
     SL&H Reinsurance, Ltd.                                                                  St. Kitts & Nevis        100
          Southwest Service Agreements, Inc.                                                 North Carolina           100
CCC Fairways, Inc.                                                                           Delaware                 100
Citigroup Alternative Investments Real Estate GP LLC                                         Delaware                 100
Citigroup Capital I                                                                          Delaware                 100
Citigroup Capital II                                                                         Delaware                 100
Citigroup Capital III                                                                        Delaware                 100
Citigroup Capital IV                                                                         Delaware                 100
Citigroup Capital V                                                                          Delaware                 100
Citigroup Capital VI                                                                         Delaware                 100
Citigroup Capital VII                                                                        Delaware                 100
Citigroup Capital VIII                                                                       Delaware                 100
Citigroup FOF LLC                                                                            Delaware                 100
Citigroup Holdings Company                                                                   Delaware                 100
     Citicorp                                                                                Delaware                 100
          Associates Mexico Holdings, LLC                                                    Delaware                 100
               Grupo Financiero Associates, S.A. de C.V.                                     Mexico                   100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                      Page 5

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                   Place of             Total
1    2    3    4    5    6    7    8    9   10   11   12                                           Incorporation        Voting
====================================================================================================================================
                    Arrendadora Financiera Associates, S.A. de C.V., Organizacion Auxiliar
                    del Credito, Grupo Financiero Associates                                       Mexico                100
                    Associates Servicios de Mexico, S.A. de C.V.                                   Mexico                100
                    Credito Familiar, S.A. de C.V., Sociedad Financiera de Objeto Limitado,
                    Grupo Financiero Associates*                                                   Mexico                100
                         Servicios Corporativos Credito Familiar, S.A. de C.V.*                    Mexico               99.3
                    Hipotecaria Associates, S.A. de C.V., Sociedad Financiera de Objeto            Mexico                100
                    Limitado, Grupo Financiero
                    Servicios de Credito Associates, S.A. de C.V.,                                 Mexico
                    Sociedad Financiera de Objeto Limitado, Grupo Financiero Associates                                  100
                    Servicios de Factoraje Associates, S.A. de C.V., Organizacion Auxiliar
                    del Creditor, Grupo Financiero                                                 Mexico                100
                    Sociedad Financiera Associates, S.A. de C.V., Sociedad Financiera de
                    Objeto Limitado, Grupo Financiero Associates                                   Mexico                100
          Citibank (Nevada), National Association                                                  USA                   100
          Citibank (New York State)                                                                New York              100
               Citicorp Development Center, Inc.                                                   Delaware              100
               Diners Club International Ltd.                                                      New York              100
               Student Loan Corporation, The                                                       Delaware               80
                    SLC Student Loan Receivables I, Inc.                                           Delaware              100
          Citibank Delaware                                                                        Delaware              100
               Citibank Insurance Agency, Inc.                                                     New York              100
               Citicorp Credit Services, Inc. (Delaware)                                           Delaware              100
               Citicorp Delaware Equity, Inc.                                                      Delaware              100
                    Fairfax Holdings, Inc.                                                         Delaware              100
               Citicorp Del-Lease, Inc.                                                            Delaware              100
                    Citicorp Aircraft Management, Inc.                                             Delaware              100
                    Citicorp Bankers Leasing Corporation                                           Delaware              100
                         Bankers Leasing Corporation                                               Massachusetts         100
                              BLC Corporation                                                      Utah                  100
                                   Citicorp Bankers Leasing Finance Corporation                    Delaware              100
                              Commetro Leasing, Inc.                                               Delaware              100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                      Page 6

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                            Place of                  Total
1    2    3    4    5    6    7    8    9   10   11   12                                    Incorporation             Voting
====================================================================================================================================
                              Commonwealth Control, Inc.                                    Delaware                   100
                              Commonwealth Plan, Inc., The                                  Massachusetts              100
                              Commonwealth System, Inc., The                                Massachusetts              100
                              Financial Leasing Corporation                                 Massachusetts              100
                              Pacific Plan, Inc., The                                       Massachusetts              100
                              Worcester Plan, Inc., The                                     Massachusetts              100
                         CBL Capital Corporation                                            Delaware                   100
                    Citicorp Delaware Properties, Inc.                                      Delaware                   100
                    Citicorp Nevada Credit, Inc.                                            Nevada                     100
                    Citicorp Nevada Leasing, Inc.                                           California                 100
                         G.W.L. Leasing Company, Incorporated                               California                 100
                         GXW Corporation                                                    California                 100
                    Palm Defeasance Company                                                 Delaware                   100
               Citicorp Insurance Agency, Inc.                                              Delaware                   100
                    Citicorp Insurance Agency of Nevada, Inc.                               Nevada                     100
               Citicorp Insurance Agency, Inc.                                              Missouri                   100
                    Citicorp Insurance Agency, Inc.                                         California                 100
               Citicorp Life Insurance Company*                                             Arizona                    100
                    Citicorp Assurance Co.                                                  Delaware                   100
                    First Citicorp Life Insurance Company                                   New York                   100
               Citicorp Railmark, Inc.                                                      Delaware                   100
               Citicorp U.S. Holdings Netherlands, Inc.                                     Delaware                   100

                    Citicorp Holdings Netherlands B.V.                                      Netherlands                100
          Citibank Mortgage Corp.                                                           Florida                    100
               Citibank Commercial Properties, Inc.                                         Florida                    100
                    Income Service Group, Inc.                                              Florida                    100
                    Land Service Group, Inc.                                                Florida                    100
                    RRR Property Management, Inc.                                           Florida                    100
                    Thirteen Property Management, Inc.                                      Florida                    100
          Citibank, N.A.                                                                    USA                        100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                      Page 7

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                             Place of                  Total
1    2    3    4    5    6    7    8    9   10   11   12                                     Incorporation             Voting
====================================================================================================================================
               399 Venture Partners, Inc.                                                    Delaware                   100
               AEL Leasing Co., Inc.                                                         Pennsylvania               100
                    EAB Leasing Corp.                                                        Pennsylvania               100
                         AEL Holdings, Inc.                                                  Delaware                   100
                         Reseller Finance Corporation                                        Delaware                   100
               Associates International Services, LLC                                        Delaware                   100
               Ball (Nominee) & Co., L.L.C.                                                  Delaware                   100
               Banco de Honduras S.A.                                                        Honduras                  97.4
               Barnes & Co., L.L.C.                                                          Delaware                   100
               Benco & Co., L.L.C.                                                           Delaware                   100
               Borden & Co., L.L.C.                                                          Delaware                   100
               C.A.R.D. Realty Corp.                                                         New York                   100
               Camwil Lease, Inc.                                                            Delaware                   100
                    Citicorp Investor Lease, Inc.                                            Delaware                   100
                    Citicorp Multilease (SEF), Inc.                                          Delaware                   100
               Citi (Nominees) Limited                                                       Hong Kong                  100
               Citi Argentina (ABF) Trust*                                                   Bahamas                    100
               Citi Center Building Corporation*                                             Philippines                100
               Citi Tower Building Corporation                                               Philippines                100
               CitiAch, Inc.*                                                                Delaware                   100
               Citibank Agencia de Valores S.A.                                              Chile                      100
               Citibank (Channel Islands) Limited                                            Channel Is.                100
                    CCIL (Nominees) Limited                                                  Channel Is.                100
                    CCIL Pension Scheme Trustees Limited                                     Channel Is.                100
               Citibank (South Dakota), N.A.                                                 USA                        100
                    Associates Credit Card Services, Inc.                                    Delaware                   100
                    Citicorp Commerce Solutions, Inc.                                        Delaware                   100
                    CitiHousing, Inc.                                                        South Dakota               100
                    Universal Card Services LLC                                              Delaware                   100
               Citibank (Zaire) S.A.R.L.                                                     Congo                      100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                      Page 8

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                             Place of                  Total
1    2    3    4    5    6    7    8    9   10   11   12                                     Incorporation             Voting
====================================================================================================================================
               Citibank Consumers Nominee Pte. Ltd.                                          Singapore                   100
               Citibank Corredores de Seguros Limitada*                                      Chile                       100
               Citibank International                                                        USA                         100
               Citibank-Maghreb                                                              Morocco                   85.55
               Citibank Mortgage Reinsurance, Inc.                                           Vermont                     100
               Citibank Nominees (Ireland) Limited                                           Ireland                     100
               Citibank Nominees Singapore Pte. Ltd.                                         Singapore                   100
               Citibank Overseas Investment Corporation                                      USA                         100
                    Administradora de Fondos de Pensiones y Cesantias S.A. Colfondos         Colombia                     80
                    Associates International Holdings Corporation                            New York                    100
                         ACONA B.V.                                                          Netherlands                 100
                              Associates Financial Corporation Limited                       England & Wales             100
                                   Associates Capital Holdings Ltd.                          England & Wales             100
                                        Associates Capital Corporation plc                   England & Wales             100
                                            Associates (Isle of Man) Limited                 England & Wales             100
                                            Associates Capital (Guernsey) Limited            Guernsey, Channel Is.       100
                                            Associates Print Limited                         England & Wales             100
                                            Castle Loss Adjusters Limited                    England & Wales             100
                                            Citicapital Fleet Limited                        England & Wales             100
                                            Prestige Property Co. Limited                    Guernsey, Channel Is.       100
                                            Steeple Finance Limited                          Jersey, Channel Is.         100
                                   Citifinancial Europe Limited                              England & Wales             100
                                        Avco Trust*                                          England & Wales             100
                                   Citifinancial Limited                                     England & Wales             100
                                   Cumberland Insurance Company Limited                      England & Wales             100
                                   Cumberland Life Assurance Co. Limited                     Scotland                    100
                         Associates Credit Card Taiwan Inc.                                  Taiwan                      100
                         Associates Finance Inc.                                             Philippines                  60
                         Associates Finance of Virgin Islands, L.L.C.                        Delaware                    100
                         Associates Finance Taiwan, Inc.                                     Taiwan                      100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                      Page 9

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of              Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation         Voting
====================================================================================================================================
                         Associates Financial Services (Mauritius) LLC*                          Mauritius               100
                              Associates India Holding Company Private Limited                   India                   100
                                   Associates India Financial Services Private Limited           India                   100
                         Associates International Investments, Inc.                              Delaware                100
                         Associates World Capital Corporation                                    Delaware                100
                              Associates World Credit Corporation                                Delaware                100
                                   Citigroup International Luxembourg Limited                    Luxembourg              100
                                        Associates First Capital B.V.                            Netherlands             100
                                            Citicorp Vermogensverwaltungs GmbH                   Germany                 100
                                            Citicorp Vermogensverwaltungs GmbH & Co. Finanz KG*  Germany                 100
                         Avco Financial Services Limited                                         United Kingdon          100
                         Citifinancial Japan, Co., Ltd.                                          Japan                   100
                         DIC Finance Co., Ltd.*                                                  Japan                   100
                         TRV/RCM Corp.                                                           Delaware                100
                              AIC Associates Canada Holdings, Inc.                               Ontario, Canada         100
                         TRV/RCM LP Corp.                                                        Delaware                100
                              AIC Corporation*                                                   Japan                   100
                                   AIC Card Services, Inc.                                       Japan                   100
                         Unimat Life, K.K.*                                                      Japan                   100
                    Banco Citibank S.A.                                                          Brazil                  100
                         Citibank-Corretora de Cambio, Titulos e Valores Mobiliarios S.A.        Brazil                  100
                         Citibank-Distribuidora de Titulos e Valores Mobiliarios S.A.            Brazil                  100
                    Banco de Desarrollo Citicorp, S.A.                                           Dominican Republic      100
                         Citinversiones de Titulos y Valores (Puesto de Bolsa) S.A.              Dominican Republic    99.72
                    Bank Handlowy w Warszawie S.A.                                               Poland                93.21
                         Bank Rozwoju Cukrownictwa S.A.                                          Poland                88.16
                         Budowa Centrum Plac Teatralny Sp. z o.o.                                Poland                61.25
                         Citileasing Sp. z o.o.                                                  Poland                  100
                         Dom Maklerski Banku Handlowego S.A.                                     Poland                  100
                         Handlowy Investments II S.a.r.l.*                                       Luxembourg              100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 10

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                             Place of                  Total
1    2    3    4    5    6    7    8    9   10   11   12                                     Incorporation             Voting
====================================================================================================================================
                         Handlowy Investments S.A.*                                          Luxembourg                   100
                         Handlowy Inwestycje II Sp. z o.o.                                   Poland                       100
                         Handlowy Inwestycje Sp. z o.o.                                      Poland                       100
                              Handlowy Leasing S.A.*                                         Poland                       100
                         Handlowy Zarzadzanie Aktywami S.A.                                  Poland                       100
                         PPTE Diament S.A.                                                   Poland                     79.27
                         Towarzystwo Funduszy Inwestycyjnych BH S.A.                         Poland                       100
                    Berlin Real Estate B.V.                                                  Netherlands                74.23
                    CCSCI, Inc.                                                              Puerto Rico                  100
                    Centaur Investment Corporation                                           Delaware                     100
                    Citi Inversiones, S.A. de C.V.                                           El Salvador                  100
                         Administradora de Fondos de Pensiones Confia, S.A.*                 El Salvador                93.36
                         Citi Valores de El Salvador S.A. de C.V.                            El Salvador                  100
                    Citi Mutual Funds Management Company S.A.                                Greece                       100
                    Citi-Info, S.A. de C.V.                                                  Mexico                       100
                    Citi-Inmobiliaria e Inversiones, S.A. de C.V.                            Honduras                   96.92
                    Citibank (Slovakia) a.s.                                                 Slovakia                     100
                    Citibank a.s.                                                            Czech Republic               100
                    Citibank Belgium S.A./N.V.                                               Belgium                      100
                    Citibank Berhad                                                          Malaysia                     100
                         Citicorp Nominee (Malaysia) Sendirian Berhad                        Malaysia                     100
                              Citicorp Nominees (Asing) Sdn. Bhd.                            Malaysia                     100
                              Citicorp Nominees (Tempatan) Sdn. Bhd.                         Malaysia                     100
                    Citibank Canada                                                          Canada                       100
                         1169513 Ontario Inc.                                                Canada                       100
                         2490827 Nova Scotia Limited                                         Canada                       100
                         3121615 Canada Inc.                                                 Canada                       100
                              Palace Place Limited Partnership                               Canada                      0.01
                         3278662 Canada Inc.                                                 Canada                       100
                         Bershaw & Company                                                   Canada                       100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 11

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                             Place of                  Total
1    2    3    4    5    6    7    8    9   10   11   12                                     Incorporation             Voting
====================================================================================================================================
                         Citibank Canada Investment Funds Limited                            Canada                       100
                         Citibank Nominees Ltd.                                              Canada                       100
                         Citicorp Capital Investors Ltd.                                     Canada                       100
                         Citicorp Vendor Finance, Ltd.                                       Canada                       100
                    Citibank Capital Corporation                                             Cayman Islands               100
                    Citibank Colombia*                                                       Colombia                     100
                         Cititrust Colombia S.A. Sociedad Fiduciaria*                        Colombia                     100
                    Citibank-Colombia (Nassau) Limited                                       Bahamas                      100
                         Leasing Citibank S.A. Compania de Financiamiento Comercial*         Colombia                     100
                    Citibank Employee Benefit Plan Trustees Ireland Limited                  Ireland                      100
                    Citibank Espana S.A.                                                     Spain                      99.97
                         Cantabra de Aviacion, Sociedad Limitada                             Spain                        100
                         Citi Operaciones A.I.E.*                                            Spain                        100
                         Citi Recovery, A.I.E.*                                              Spain                        100
                         Citibank Broker Correduria de Seguros S.A.                          Spain                        100
                         Citiconsulting A.I.E.*                                              Spain                        100
                         Citihouse, S.A.                                                     Spain                        100
                    Citibank Finance Limited                                                 Singapore                    100
                    Citibank Holdings (FB) LLC                                               Delaware                     100
                    Citibank Housing Finance Company Limited                                 Pakistan                     100
                    Citibank Investment Services Limited                                     Hong Kong                    100
                    Citibank Investments Limited*                                            England                      100
                         CIB Properties Limited                                              England                      100
                         Citi Pensions & Trustees Limited                                    England                      100
                         Citibank International plc                                          England                      100
                              Citibank Trustees (Ireland) Limited                            Ireland                      100
                              CitiCapital Ltd                                                England                      100
                                   Associates Commercial Corporation Limited                 England & Wales              100
                                   CitiCapital Leasing GmbH                                  Germany                      100
                                   CitiCapital SA                                            France                       100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 12

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                             Place of                 Total
1    2    3    4    5    6    7    8    9   10   11   12                                     Incorporation            Voting
====================================================================================================================================
                                        CitiCapital SAS                                      France                     100
                                            EXMAT                                            France                     100
                              Citifinance Oy                                                 Finland                    100
                              Citipartners Services Group A.I.E.*                            Spain                      100
                              Cybermatch Limited                                             England & Wales            100
                              EEF Leasing (June) Limited                                     England & Wales            100
                              Vidacos Nominees Limited                                       England                    100
                         Citibank London Nominees Limited                                    England                    100
                         Citibank Pensions Trustees Ireland Ltd.                             Ireland                    100
                         Citiclient (CPF) Nominees Limited                                   Wales                      100
                         Citiclient (CPF) Nominees No 2 Limited                              Wales                      100
                         Citiclient Nominees No 1 Limited                                    Wales                      100
                         Citiclient Nominees No 2 Limited                                    Wales                      100
                         Citiclient Nominees No 3 Limited                                    Wales                      100
                         Citiclient Nominees No 4 Limited                                    Wales                      100
                         Citiclient Nominees No 5 Limited                                    Wales                      100
                         Citiclient Nominees No 6 Limited                                    Wales                      100
                         Citiclient Nominees No 7 Limited                                    Wales                      100
                         Citiclient Nominees No 8 Limited                                    Wales                      100
                         Citicorp Trustee Company Limited                                    England                    100
                              Capital Residential Fund Nominee No.1 Limited                  England                    100
                              Capital Residential Fund Nominee No.2 Limited                  England                    100
                              Norwich Property Trust Limited                                 England                    100
                         Citicorporate Limited                                               England                    100
                         CitiFriends Nominee Limited                                         England                    100
                         Citigroup (UK) Pension Trustee Limited                              England                    100
                         CITILOANS PLC                                                       England                    100
                         Citinet Limited                                                     England                    100
                         Citivic Nominees Limited                                            England                    100
                         CUIM NOMINEE LIMITED                                                England                    100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 13

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                             Place of                 Total
1    2    3    4    5    6    7    8    9   10   11   12                                     Incorporation            Voting
====================================================================================================================================
                         N.C.B. Trust Limited                                                England                    100
                         National City Nominees Limited                                      England                    100
                         SNC CITI GESTION*                                                   France                     100
                              SNC CITI MANAGEMENT*                                           France                     100
                    Citibank Ireland Financial Services plc                                  Ireland                    100
                         Citibank Investment Services Ireland Ltd.                           Ireland                    100
                         Citicorp (Dublin) Finance                                           Ireland                    100
                    Citibank Malaysia (L) Limited                                            Malaysia                   100
                    CITIBANK MERCADO DE CAPITALES, C.A. CITIMERCA, CASA DE BOLSA             Venezuela                  100
                    Citibank Romania S.A.                                                    Romania                    100
                    Citibank Rt.                                                             Hungary                    100
                         Citicorp Hungary Administrative Services Ltd.*                      Hungary                    100
                         EKB Kereskedelmi es Szolgaltato Kft.                                Hungary                    100
                    Citibank Securities (Taiwan) Limited                                     Taiwan                     100
                    Citibank Shipping Bank S.A.                                              Greece                     100
                    Citibank Tanzania Limited                                                Tanzania                   100
                    Citibank Uganda Limited                                                  Uganda                     100
                    CitiBusiness-Leasing Financial Services Company Limited                  Hungary                    100
                    CitiCapital Limited                                                      Thailand                   100
                    Citicard S.A.                                                            Argentina                  100
                    Citicorp (B) Sdn. Bhd.                                                   Brunei                     100
                    Citicorp Administradora de Inversiones S.A.                              Argentina                  100
                    Citicorp Asesora de Seguros S.A.                                         Argentina                  100
                    Citicorp Capital Asia (Taiwan) Ltd.                                      Taiwan                     100
                    Citicorp Capital Asia Limited                                            Bahamas                    100
                         Citicorp China Investment Management (BVI) Limited                  British Virgin Islands      55
                         Citicorp China Investment Management Limited                        Hong Kong                   55
                         CVC Asia Pacific Limited                                            Hong Kong                  100
                              CVC Asia Pacific (Australia) Limited                           Hong Kong                  100
                              CVC Asia Pacific (Japan) Limited                               Hong Kong                  100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 14

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                    Place of             Total
1    2    3    4    5    6    7    8    9   10   11   12                                            Incorporation        Voting
====================================================================================================================================
                         Kyobo Choice F-3 Trust                                                     Korea                  100
                    Citicorp Capital Markets Sociedad Anonima                                       Argentina              100
                         Citicorp Valores S.A. Sociedad de Bolsa*                                   Argentina              100
                    Citicorp Capital Markets Uruguay S.A.                                           Uruguay                100
                    Citicorp Capital Philippines, Inc.*                                             Philippines            100
                    Citicorp Capital Sdn. Bhd.                                                      Malaysia               100
                    Citicorp Commercial Finance (H.K.) Ltd.                                         Hong Kong              100
                    Citicorp Credit                                                                 Guam                   100
                    Citicorp Deutschland Aktiengesellschaft*                                        Germany              99.93
                         CCD Immobilien Beteiligungs GmbH                                           Germany                100
                         Citicorp Beteiligungen Aktiengesellschaft                                  Germany                100
                              Citi Sales Direct GmbH                                                Germany                100
                              Citibank Aktiengesellschaft*                                          Germany                100
                              Citibank Privatkunden AG*                                             Germany                100
                         Citicorp Card Operations GmbH                                              Germany                100
                         Citicorp Dienstleistungs GmbH                                              Germany                100
                         Citicorp Kartenservice GmbH                                                Germany                100
                         Citicorp Leasing (Deutschland) GmbH                                        Germany                100
                              Achtundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                              Finanzierungs-Management KG*                                          Germany                100
                              Achtzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
                              Finanzierungs-Management KG*                                          Germany                100
                              Dreissigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                              Finanzierungs-Management KG*                                          Germany                100
                              Einunddreissigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                              Finanzierungs-Management KG*                                          Germany                100
                              Einundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                              Finanzierungs-Management KG*                                          Germany                100
                              Gamma Trans Leasing Verwaltungs GmbH                                  Germany                100
                                   Dreiundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                                   Finanzierungs-Management KG                                      Germany                  0
                                   Dreizehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
                                   Finanzierungs-Management KG                                      Germany                  0

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 15

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                    Place of              Total
1    2    3    4    5    6    7    8    9   10   11   12                                            Incorporation         Voting
====================================================================================================================================
                                   Elfte Gamma Trans Leasing Verwaltungs GmbH & Co.
                                   Finanzierungs-Management KG                                      Germany                  0
                                   Fuenfundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                                   Finanzierungs-Management KG                                      Germany                  0
                                   Fuenfzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
                                   Finanzierungs-Management KG                                      Germany                  0
                                   Gamma Trans Leasing Verwaltungs GmbH & Co. Achte
                                   Finanzierungs-Management KG                                      Germany                  0
                                   Gamma Trans Leasing Verwaltungs GmbH & Co. Dritte
                                   Finanzierungs-Management KG                                      Germany                  0
                                   Gamma Trans Leasing Verwaltungs GmbH & Co. Fuenfte
                                   Finanzierungs-Management KG                                      Germany                  0
                                   Gamma Trans Leasing Verwaltungs GmbH & Co. Neunte
                                   Finanzierungs-Management KG                                      Germany                  0
                                   Gamma Trans Leasing Verwaltungs GmbH & Co. Sechste
                                   Finanzierungs-Management KG                                      Germany                  0
                                   Gamma Trans Leasing Verwaltungs GmbH & Co. Siebte
                                   Finanzierungs-Management KG                                      Germany                  0

                                   Gamma Trans Leasing Verwaltungs GmbH & Co. Vierte
                                   Finanzierungs-Management KG                                      Germany                  0
                                   Gamma W(ertpapier) (Investitions) P(ortfolio) 1 GbR              Germany                  0
                                   Sechsundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                                   Finanzierungs-Management KG                                      Germany                  0
                                   Sechzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
                                   Finanzierungs-Management KG                                      Germany                  0
                                   Vierundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                                   Finanzierungs-Management KG                                      Germany                  0
                                   Vierzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
                                   Finanzierungs-Management KG                                      Germany                  0
                                   Zehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
                                   Finanzierungs-Management KG                                      Germany                  0
                                   Zwoelfte Gamma Trans Leasing Verwaltungs GmbH & Co.
                                   Finanzierungs-Management KG                                      Germany                  0
                              Neunundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                              Finanzierungs-Management KG*                                          Germany                100
                              Neunzehnte Gamma Trans Leasing Verwaltungs GmbH & Co.
                              Finanzierungs-Management KG*                                          Germany                100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 16

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                    Place of             Total
1    2    3    4    5    6    7    8    9   10   11   12                                            Incorporation        Voting
====================================================================================================================================
                              Siebenundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                              Finanzierungs-Management KG*                                          Germany               100
                              Zwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                              Finanzierungs-Management KG*                                          Germany               100
                              Zweiundzwanzigste Gamma Trans Leasing Verwaltungs GmbH & Co.
                              Finanzierungs-Management KG*                                          Germany               100
                         Citicorp Operations Consulting GmbH                                        Germany               100
                         Citifinanzberatung GmbH                                                    Germany               100
                    Citicorp European Service Center B.V.                                           Netherlands           100
                    Citicorp Finance (India) Limited                                                India                 100
                         Citicorp Maruti Finance Ltd.                                               India                  74
                         CitiFinancial Retail Services India Limited                                India                  74
                              CitiFinancial Insurance Services India Limited                        India                  74
                    Citicorp Finance (Thailand) Ltd.                                                Thailand              100
                    Citicorp Finance International Ltd.                                             Bermuda               100
                    CFMC, Inc.                                                                      Puerto Rico           100
                    Citicorp Financial Services Corporation                                         Puerto Rico           100
                    Citicorp Financial Services Limited                                             Hong Kong             100
                    Citicorp Finanziaria S.p.A.                                                     Italy                 100
                    Citicorp FSC I Ltd.                                                             Bermuda               100
                    Citicorp General Insurance Agency Corporation                                   Taiwan                100
                    Citicorp Holdings (FB) LLC                                                      Delaware              100
                                   Kabushiki Kaisha DNC Agency                                      Japan                 100
                         Citicorp Credit, Inc.                                                      Japan                 100
                         Citilease Company Ltd.                                                     Japan                 100
                              Aarhus Aircraft Ltd.                                                  Japan                 100
                              Adams Aircraft Ltd.                                                   Japan                 100
                              Alpha Aircraft Ltd.                                                   Japan                 100
                              AMS Aircraft Ltd.                                                     Japan                 100
                              Andromeda Citiaircraft Ltd.                                           Japan                 100
                              Anson Aircraft Ltd.                                                   Japan                 100
                              Arboga Aircraft Ltd.                                                  Japan                 100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 17

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                    Place of            Total
1    2    3    4    5    6    7    8    9   10   11   12                                            Incorporation       Voting
====================================================================================================================================
                              Arizona Aircraft Ltd.                                                 Japan                100
                              Arlanda Aircraft Ltd.                                                 Japan                100
                              Ascot Aircraft Ltd.                                                   Japan                100
                              BALTIC AIRCRAFT LTD.                                                  Japan                100
                              Beta Aircraft Ltd.                                                    Japan                100
                              Bishop Aircraft Ltd.                                                  Japan                100
                              Bristol Aircraft Ltd.                                                 Japan                100
                              Bromma Aircraft Ltd.                                                  Japan                100
                              Bunga Emas Ltd.                                                       Japan                100
                              Cabot Aircraft Ltd.                                                   Japan                100
                              California Aircraft Ltd.                                              Japan                100
                              Cambridge Aircraft Ltd.                                               Japan                100
                              Charlie Aircraft Ltd.                                                 Japan                100
                              Colorado Aircraft Ltd.                                                Japan                100
                              Condor Aircraft Ltd.                                                  Japan                100
                              Coventry Aircraft Ltd.                                                Japan                100
                              Crown Aircraft Ltd.                                                   Japan                100
                              Crux Leasing Co. Ltd.                                                 Japan                100
                              CSA ROBIN AIRCRAFT LTD.                                               Japan                100
                              CSA SWAN AIRCRAFT LTD.                                                Japan                100
                              Curie Aircraft Ltd.                                                   Japan                100
                              Daini Citiaircraft Ltd.                                               Japan                100
                              Dallas Aircraft Ltd.                                                  Japan                100
                              Delta Aircraft Ltd.                                                   Japan                100
                              Denver Aircraft Ltd.                                                  Japan                100
                              Detroit Aircraft Ltd.                                                 Japan                100
                              Donau Aircraft Ltd.                                                   Japan                100
                              Drake Aircraft Ltd.                                                   Japan                100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 18

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                    Place of           Total
1    2    3    4    5    6    7    8    9   10   11   12                                            Incorporation      Voting
====================================================================================================================================
                              Eagle Aircraft Ltd.                                                   Japan                100
                              Echo Aircraft Ltd.                                                    Japan                100
                              Eiffel Aircraft Ltd.                                                  Japan                100
                              Elbe Aircraft Ltd.                                                    Japan                100
                              Elysee Aircraft Ltd.                                                  Japan                100
                              EMS Aircraft Ltd.                                                     Japan                100
                              ENNS Lease Co., Ltd.                                                  Japan                100
                              Epsilon Aircraft Ltd.                                                 Japan                100
                              Erie Aircraft Ltd.                                                    Japan                100
                              Europe Aircraft Ltd.                                                  Japan                100
                              Fairfield Aircraft Ltd.                                               Japan                100
                              Florida Aircraft Ltd.                                                 Japan                100
                              Fornebu Aircraft Ltd.                                                 Japan                100
                              Foxtrot Aircraft Ltd.                                                 Japan                100
                              Gamma Aircraft Ltd.                                                   Japan                100
                              Goteborg Aircraft Ltd.                                                Japan                100
                              Hague Aircraft Ltd.                                                   Japan                100
                              Havel Aircraft Ltd.                                                   Japan                100
                              Honolulu Aircraft Ltd.                                                Japan                100
                              Houston Aircraft Ltd.                                                 Japan                100
                              Hudson Aircraft Ltd.                                                  Japan                100
                              Huron Aircraft Ltd.                                                   Japan                100
                              Huskvarna Aircraft Ltd.                                               Japan                100
                              Illinois Aircraft Ltd.                                                Japan                100
                              Indiana Aircraft Ltd.                                                 Japan                100
                              Isar Aircraft Ltd.                                                    Japan                100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 19

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                    Place of             Total
1    2    3    4    5    6    7    8    9   10   11   12                                            Incorporation        Voting
====================================================================================================================================
                              Ithaca Aircraft Ltd.                                                  Japan                100
                              JL Blade Lease Co., Ltd.                                              Japan                100
                              JL Blitz Lease Co., Ltd.                                              Japan                100
                              JL Crest Lease Co., Ltd.                                              Japan                100
                              JL Rouge Lease Co., Ltd.                                              Japan                100
                              JL Skyline Lease Co., Ltd.                                            Japan                100
                              Jota Aircraft Ltd.                                                    Japan                100
                              Jupiter Aircraft Ltd.                                                 Japan                100
                              King Aircraft Ltd.                                                    Japan                100
                              Kiruna Aircraft Ltd.                                                  Japan                100
                              Knight Aircraft Ltd.                                                  Japan                100
                              LA Aircraft Ltd.                                                      Japan                100
                              Lahn Aircraft Ltd.                                                    Japan                100
                              Lambda Aircraft Ltd.                                                  Japan                100
                              LEONE LEASE LTD.                                                      Japan                100
                              Linden Citiaircraft Ltd.                                              Japan                100
                              Liverpool Aircraft Ltd.                                               Japan                100
                              Loire Aircraft Ltd.                                                   Japan                100
                              London Aircraft Ltd.                                                  Japan                100
                              Louvre Aircraft Ltd.                                                  Japan                100
                              Madrid Aircraft Ltd.                                                  Japan                100
                              Main Aircraft Ltd.                                                    Japan                100
                              Manchester Aircraft Ltd.                                              Japan                100
                              Maple Aircraft Ltd.                                                   Japan                100
                              Marseilles Aircraft Ltd.                                              Japan                100
                              Mellery Aircraft Ltd.                                                 Japan                100
                              Mette Aircraft Ltd.                                                   Japan                100
                              Miami Aircraft Ltd.                                                   Japan                100
                              Michigan Aircraft Ltd.                                                Japan                100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 20

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                    Place of           Total
1    2    3    4    5    6    7    8    9   10   11   12                                            Incorporation      Voting
====================================================================================================================================
                              Milwaukee Aircraft Ltd.                                               Japan                100
                              Minnesota Aircraft Ltd.                                               Japan                100
                              Mosel Aircraft Ltd.                                                   Japan                100
                              Nashville Aircraft Ltd.                                               Japan                100
                              Neckar Aircraft Ltd.                                                  Japan                100
                              NS Cititrain Ltd.                                                     Japan                100
                              Oder Aircraft Ltd.                                                    Japan                100



















====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 21

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                    Place of            Total
1    2    3    4    5    6    7    8    9   10   11   12                                            Incorporation       Voting
====================================================================================================================================
                              Ohio Aircraft Ltd.                                                    Japan                100
                              Oregon Aircraft Ltd.                                                  Japan                100
                              Orion Investment Ltd.                                                 Japan                100
                              Oxford Aircraft Ltd.                                                  Japan                100
                              Paris Aircraft Ltd.                                                   Japan                100
                              Pegasus Leasing Co. Ltd.                                              Japan                100
                              Phoenix Aircraft Ltd.                                                 Japan                100
                              Quebec Aircraft Ltd.                                                  Japan                100
                              Queen Aircraft Ltd.                                                   Japan                100
                              Rhein Aircraft Ltd.                                                   Japan                100
                              Rotter Aircraft Ltd.                                                  Japan                100
                              Saale Aircraft Ltd.                                                   Japan                100
                              Sakura FA Citiaircraft Ltd.                                           Japan                100
                              Scott Aircraft Ltd.                                                   Japan                100
                              Seagull Aircraft Ltd.                                                 Japan                100
                              Seattle Aircraft Ltd.                                                 Japan                100
                              Sigma Aircraft Ltd.                                                   Japan                100
                              St. Louis Aircraft Ltd.                                               Japan                100
                              Stamford Aircraft Ltd.                                                Japan                100
                              Stockholm Aircraft Ltd.                                               Japan                100
                              Tachibana FA Citiaircraft Ltd.                                        Japan                100
                              Tampa Aircraft Ltd.                                                   Japan                100
                              Theta Aircraft Ltd.                                                   Japan                100
                              Tokyo FA Citiaircraft Ltd.                                            Japan                100
                              Toronto Aircraft Ltd.                                                 Japan                100
                              Uppsala Aircraft Ltd.                                                 Japan                100
                              Utrecht Aircraft Ltd.                                                 Japan                100
                              Vancouver Aircraft Ltd.                                               Japan                100
                              Versailles Aircraft Ltd.                                              Japan                100
                              Washington Aircraft Ltd.                                              Japan                100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 22

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                    Place of            Total
1    2    3    4    5    6    7    8    9   10   11   12                                            Incorporation       Voting
====================================================================================================================================
                              Windsor Aircraft Ltd.                                                 Japan                100
                              Zwolle Aircraft Ltd.                                                  Japan                100
                    Citicorp Merchant Bank Limited                                                  Trinidad & Tobago    100
                         Citibank (Trinidad & Tobago) Limited                                       Trinidad & Tobago    100
                    Citicorp P.R. Mortgage, Inc.                                                    Puerto Rico          100
                    Citicorp Pension Management Ltd.                                                Bahamas              100
                         Garantia Planeamiento Financiero y Pensiones Sociedad Anonima              Paraguay             100
                    Citicorp Securities (Japan) Limited                                             Cayman Islands       100
                    Citicorp Securities (Thailand) Ltd.                                             Thailand             100
                    CITICORP SECURITIES BOLIVIA S.A.                                                Bolivia              100
                    Citicorp Securities International (RP) Inc.                                     Philippines          100
                         Citicorp Financial Services and Insurance Brokerage Philippines, Inc.*     Philippines          100
                    Citicorp Services Limited                                                       New Zealand          100
                         Citibank Nominees (New Zealand) Limited                                    New Zealand          100
                         Citicorp New Zealand Limited                                               New Zealand          100
                         TwoStarz Trustee Limited                                                   New Zealand          100
                    Citicorp Servium S.A.                                                           Peru                 100
                         Citicorp Peru S.A. Sociedad Agente de Bolsa*                               Peru                 100
                              Citicorp Peru Sociedad Titulizadora S.A.*                             Peru                 100
                         Citileasing S.A.*                                                          Peru                 100
                    Citicorp Software and Technology Services (Shanghai) Limited                    Shanghai, China      100
                    Citicorp Subsahara Investments, Inc.                                            Delaware             100
                    Citicorp Trustee (Singapore) Limited                                            Singapore            100
                    Citicredito S.A.                                                                Honduras             100
                    Citidatos S.A.                                                                  Ecuador              100
                    Citifinance Limited                                                             Jamaica              100
                         Citimerchant Bank Limited                                                  Jamaica              100
                    Citifinance S.A.                                                                Haiti                100
                    Citigroup Capital Finance Ireland Limited                                       England              100
                         Citigroup Partners UK*                                                     England              100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 23

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                              Place of                   Total
1    2    3    4    5    6    7    8    9   10   11   12                                      Incorporation              Voting
====================================================================================================================================

                    Citigroup Trade Services (Malaysia) Sendirian Berhad                      Malaysia                     100
                    Citinversiones, S.A.                                                      Guatemala                    100
                    Citilease (Korea) Inc.                                                    Korea                        100
                    Citilease Finansal Kiralama Anonim Sirketi                                Turkey                       100
                    CitiLeasing (Hungary) Ltd.                                                Hungary                      100
                    Citileasing Egypt S.A.E.                                                  Egypt                        100
                    Citileasing s.r.o.                                                        Czech Republic               100
                    Citinvest Casa de Bolsa Sociedad Anonima                                  Paraguay                     100
                    Citinvestment Chile Limited                                               Bahamas                      100
                    CitiProperties (BVI) Limited                                              British Virgin Islands       100
                         CitiRealty China (BVI) Limited                                       British Virgin Islands       100
                    Citiseguros Puerto Rico, Inc.                                             Puerto Rico                  100
                    CitiService S.p.A.                                                        Italy                        100
                    Cititrust (Bahamas) Limited                                               Bahamas                      100
                         Albacore Investments, Ltd.                                           Bahamas                      100
                         Antares Associates Limited                                           Bahamas                      100
                         Astaire Associates Limited                                           Bahamas                      100
                         Beaconsfield Holdings Limited                                        Bahamas                      100
                         Cititrust Services Limited                                           Bahamas                      100
                         Donat Investments S.A.                                               Bahamas                      100
                         First National Nominees, Ltd.                                        Bahamas                      100
                         Hitchcock Investments S.A.                                           Bahamas                      100
                         Madeleine Investments S.A.                                           Bahamas                      100
                         Providence Associates, Ltd.                                          Bahamas                      100
                    Cititrust (Cayman) Limited                                                Cayman Islands               100
                         Brennan Limited                                                      Switzerland                  100
                         Buchanan Limited                                                     Switzerland                  100
                         Tyler Limited                                                        Switzerland                  100
                    Cititrust (Jersey) Limited                                                Jersey, Channel Is.          100
                         Secundus Nominees (Jersey) Limited                                   Jersey, Channel Is           100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 24

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                              Place of                   Total
1    2    3    4    5    6    7    8    9   10   11   12                                      Incorporation              Voting
====================================================================================================================================
                         Tertius Nominees (Jersey) Limited                                    Jersey, Channel Is.          100
                    Cititrust (Kenya) Limited                                                 Kenya                        100
                    Cititrust (Mauritius) Limited                                             Mauritius                    100
                    Cititrust (Singapore) Limited                                             Singapore                    100
                    Cititrust (Switzerland) Limited                                           Switzerland                  100
                    Cititrust and Banking Corporation                                         Japan                        100
                    Citivalores de Honduras, S.A.                                             Honduras                     100
                    Citivalores, S.A.                                                         Guatemala                    100
                    Citivalores, S.A.                                                         Panama                       100
                    CJSC Citibank Kazakhstan                                                  Kazakhstan                   100
                    Copelco Capital (Puerto Rico), Inc.                                       Puerto Rico                  100
                    CORPIFEXSA, Corporacion de Inversiones y Fomento de Exportaciones S.A.    Ecuador                      100
                         Cititrading S.A. Casa de Valores                                     Ecuador                      100
                         Inmociti S.A.                                                        Ecuador                      100
                              Inmobirentsa S.A.                                               Ecuador                      100
                    Corporacion Citibank G.F.C. S.A.                                          Costa Rica                   100
                         Asesores Corporativos de Costa Rica, S.A.                            Costa Rica                   100
                         Citibank (Costa Rica) Sociedad Anonima                               Costa Rica                   100
                         Citivalores Puesto de Bolsa, S.A.                                    Costa Rica                   100
                    Decmont 1 LLC                                                             Delaware                     100
                         USITI LLC                                                            Delaware                     100
                    Diners Club (Thailand) Limited, The                                       Thailand                     100
                    Diners Club Argentina S.A.C. y de T.                                      Argentina                    100
                         Diners Travel S.A.C. y de T.                                         Argentina                    100
                         Servicios Comerciales S.A.C.I.M. y F.                                Argentina                    100
                    Diners Club de Mexico S.A. de C.V.                                        Mexico                       100
                    Diners Club International (Hong Kong) Limited                             Hong Kong                    100
                    Diners Club International (Taiwan) Limited                                Taiwan                       100
                    Diners Club of Greece, S.A.                                               Greece                       100
                    Diners Club Uruguay S.A.                                                  Uruguay                      100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 25

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                              Place of                    Total
1    2    3    4    5    6    7    8    9   10   11   12                                      Incorporation               Voting
====================================================================================================================================
                         Diners Club Paraguay S.A.                                            Paraguay                     100
                    e-Serve International Limited                                             India                      51.13
                    Eniti LLC                                                                 Delaware                     100
                    Euromaia Finance LLC                                                      Delaware                     100
                    Farfalla Prima LLC                                                        Delaware                     100
                         Farfalla Seconda LLC                                                 Delaware                     100
                    Fimen S.A.                                                                Belgium                      100
                         Citicorp Insurance Services S.A./N.V.                                Belgium                      100
                              Citibank Insurance Brokerage S.A.                               Greece                       100
                    FNC-Comercio e Participacoes Ltda.                                        Brazil                       100
                         Chelsea-Empreendimentos e Participacoes Limitada                     Brazil                       100
                         Citi CP Mercantil S.A.                                               Brazil                       100
                         Citibank Leasing S.A.-Arrendamento Mercantil                         Brazil                       100
                         Citicorp Corretora de Seguros S.A.                                   Brazil                       100
                    FOFIP S.A.                                                                Uruguay                    88.56
                    Foremost Investment Corporation                                           Delaware                     100
                    FourStarz LLC                                                             Delaware                     100
                         FiveStarz LLC                                                        Delaware                     100
                         OneStarz International Trade and Investments Corporation             Delaware                     100
                    Franklin Loft Finance LLC                                                 Delaware                     100
                         Bronte Finance Pty Limited                                           Australia                     80
                         Coogee Finance Pty Limited*                                          Australia                     50
                         Hudson Loft Finance LLC                                              Delaware                     100
                         International Capital Funding Limited LLC                            Delaware                     100
                              Hubert Funding Limited LLC                                      Delaware                     100
                    FREPERP 1 LLC                                                             Delaware                     100
                         FREPERP 2 LLC                                                        Delaware                     100
                    Future Financial Corporation                                              Delaware                     100
                         Future Mortgages Limited                                             England & Wales              100
                              Future Mortgages 1 Limited                                      England & Wales              100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 26

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                              Place of                    Total
1    2    3    4    5    6    7    8    9   10   11   12                                      Incorporation               Voting
====================================================================================================================================
                    Hanseatic Real Estate B.V.*                                               Netherlands                  100
                    Inarco International Bank N.V.                                            Aruba                        100
                    Interco (Intermediaciones Comerciales) S.A.                               Bolivia                      100
                    International Finance Associates, B.V.                                    Netherlands                  100
                         Citicorp Investment Bank (The Netherlands) N.V.                      Netherlands                  100
                         Citicorp Leasing Nederland, B.V.                                     Netherlands                  100
                    Inversiones de Capital de Riesgo Ltda.                                    Chile                        100
                    Inversiones de Capital Ltda.                                              Chile                        100
                    Inversiones Citicorp (R.D.), S.A.                                         Dominican Republic           100
                    Inversiones y Adelantos, C.A.                                             Venezuela                    100
                    JKO Prima LLC                                                             Delaware                     100
                         JKO Seconda LLC                                                      Delaware                     100
                    JSCB Citibank (Ukraine)                                                   Ukraine                      100
                    Menara Citi Holding Company Sdn. Bhd.                                     Malaysia                     100
                    Nessus Investment Corporation                                             Delaware                     100
                         Citibank Pty Limited                                                 Australia                    100
                              Outsourcing Investments Pty. Limited                            Australia                    100
                                   Integrated Process Solutions Pty Ltd                       Australia                    100
                              Citicorp Capital Markets Australia Limited                      Australia                    100
                                   Citifutures Limited                                        Australia                    100
                                   Citisecurities Limited                                     Australia                    100
                              Citicorp Equity Capital Limited                                 Australia                    100
                              Citicorp Group Superannuation Limited                           Australia                    100
                              Citicorp Investments Limited*                                   Australia                    100
                              Citicorp Limited                                                Australia                    100
                                   Citicorp General Insurance Limited                         Australia                    100
                                   Citicorp Life Insurance Limited                            Australia                    100
                              Citicorp Nominees Pty. Limited                                  Australia                    100
                              Oneport Pty Limited                                             Australia                    100
                              Phinda Pty. Limited                                             Australia                    100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 27

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                              Place of                      Total
1    2    3    4    5    6    7    8    9   10   11   12                                      Incorporation                 Voting
====================================================================================================================================
                              Remittance Collection Services Limited                          Australia                    100
                              Tarwood Pty. Limited                                            Australia                    100
                         Diners Club Pty. Ltd.*                                               Australia                    100
                    Nigeria International Bank Limited                                        Nigeria                       75
                    Nostro Investment Corporation                                             Delaware                     100
                    P.T. Citicorp Finance Indonesia                                           Indonesia                    100
                    P.T. Citicorp Securities Indonesia                                        Indonesia                    100
                    Pavec Developments Limited                                                Ireland                      100
                    Perpica LLC                                                               Delaware                     100
                    Provencred 1                                                              Cayman Islands               100
                         Provencred 2                                                         Cayman Islands               100
                         Silefed S.R.L.                                                       Argentina                    100
                    Repfin Ltda.                                                              Colombia                     100
                         CitiInsurance Agencia de Seguros Ltda.                               Colombia                     100
                         Citivalores S.A. Comisionista de Bolsa*                              Colombia                     100
                         Compania Exportadora Cityexport S.A.*                                Colombia                     100
                    Salomon Smith Barney (Chile) S.A.                                         Chile                        100
                         Citicorp Chile Administradora General de Fondos                      Chile                        100
                         Finauto S.A.                                                         Chile                        100
                         Salomon Smith Barney (Chile) S.A. Corredores de Bolsa                Chile                        100
                         Servicios Financieros Citibank (Chile) S.A.                          Chile                        100
                    Scottish Provident (Irish Holdings) Limited                               Ireland                      100
                    Sepraci 3 LLC                                                             Delaware                     100
                         Sepraci 1 LLC                                                        Delaware                     100
                              Sepraci 2 LLC                                                   Delaware                     100
                    Tarjetas de Chile S.A.                                                    Chile                        100
                    Vialattea LLC                                                             Delaware                     100
                         Buconero LLC                                                         Delaware                     100
                    Winthorpe LLC                                                             Delaware                     100
                         Anglesea LLC                                                         Delaware                     100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 28

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                   Place of                  Total
1    2    3    4    5    6    7    8    9   10   11   12                                           Incorporation            Voting
====================================================================================================================================
                    Yonder Investment Corporation                                                  Delaware                   100
                         Compania Previsional Citi S.A.*                                           Argentina                  100
                              Siembra Administradora de Fondos de Jubilaciones y Pensiones S.A.*   Argentina                  100
                         Latin American Investment Bank Bahamas Limited                            Bahamas                    100
                              Brazil Bond Trust                                                    New York                   100
                              Citibank Brazilian Annex VI Trust                                    New York                   100
                                   Foreign Investment Fundo Renda Fixa Capital Estrangeiro         Brazil                     100
                              Citibrazil Bond Fund-Fundo de Renda Fixa Capital Estrangeiro*        Brazil                     100
                              Moponi Holdings N.V.*                                                Netherlands Antilles     97.82
                              Veritas Holdings Limited                                             British Virgin Islands     100
                    ZAO KB "Citibank"                                                              Russia                     100
                         Citileasing OOO                                                           Russia                     100
               Citibank Strategic Technology Inc.                                                  Delaware                   100
               Citibank Zambia Limited                                                             Zambia                     100
                    Citibureau Zambia Limited                                                      Zambia                     100
               CitiCapital Commercial Corporation                                                  Delaware                   100
                    Associates Capital Investments, L.L.C.                                         Delaware                   100
                         Joliet Generation II, LLC                                                 Delaware                   100
                         Powerton Generation II, LLC                                               Delaware                   100
                    Associates Capital Services Corporation                                        Indiana                    100
                    Associates Commercial Corporation (AL)                                         Alabama                    100
                    Associates Commercial Corporation of Louisiana                                 Louisiana                  100
                    Associates Commercial Leasing Company, Inc.                                    Delaware                   100
                    CitiCapital Commercial Leasing Corporation                                     Indiana                    100
                         Associates/Trans-National Leasing, Inc.                                   Delaware                   100
                         Fleetmark, Inc.                                                           Tennessee                  100
                         USA Fleet Leasing, Inc.                                                   California                 100
                    CitiCapital Small Business Finance, Inc.                                       Delaware                   100
                    CitiCapital Trailer Rental, Inc.                                               Delaware                   100
                    Fruehauf Finance Company                                                       Michigan                   100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 29

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                              Place of                     Total
1    2    3    4    5    6    7    8    9   10   11   12                                      Incorporation                Voting
====================================================================================================================================
                    Great Dane Finance Company                                                Delaware                     100
                    Premium Lease & Finance, LLC                                              Delaware                      50
                    VT Finance, Inc.                                                          Delaware                     100
               Citicorp Credit Services, Inc.                                                 Delaware                     100
               Citicorp Credit Services, Inc. (USA)                                           Delaware                     100
               Citicorp Electronic Commerce, Inc.                                             New York                     100
               Citicorp Finance Puerto Rico, Inc.                                             Puerto Rico                  100
               Citicorp Financial Guaranty Holdings, Inc.                                     Delaware                     100
               Citicorp Insurance Services, Inc.                                              Delaware                     100
               Citicorp Interim Services, Inc.                                                Delaware                     100
                    ADV Eleven, Inc.                                                          Delaware                     100
                    AZ Notes Corp.                                                            Arizona                      100
                    Monaco Art Corp.                                                          New York                     100
                    MBBT Corp.                                                                Florida                      100
                    Mr Ables Inc.                                                             New York                     100
               Citicorp Investment Services                                                   Delaware                     100
               Citicorp Leasing, Inc.                                                         Delaware                     100
                    ADV Three, Inc.                                                           Delaware                     100
                    CM FSC II Limited                                                         Bermuda                      100
                    CM FSC III Limited                                                        Bermuda                      100
                    CM FSC IV, Ltd.                                                           Bermuda                      100
                    CPI Leasing Corp.                                                         Connecticut                  100
               Citicorp Payment Services, Inc.                                                Delaware                     100
               Citicorp Real Estate, Inc.                                                     Delaware                     100
               Citicorp Trust, N.A. (Florida)                                                 USA                          100
               Citicorp Trust, National Association                                           USA                          100
               Citicorp USA, Inc.                                                             Delaware                     100
                    Citigroup CCDE Investment Fund LLC                                        Delaware                   99.99
               Citicorp Vendor Finance, Inc.                                                  Delaware                     100
                    Copelco Capital Funding Corp. I                                           Delaware                     100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 30

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                              Place of                     Total
1    2    3    4    5    6    7    8    9   10   11   12                                      Incorporation                Voting
====================================================================================================================================
                    Copelco Capital Funding Corp. II                                          Delaware                      100
                    Copelco Capital Funding Corp. III                                         Delaware                      100
                    Copelco Capital Funding Corp. IV                                          Delaware                      100
                    Copelco Capital Funding Corp. V                                           Delaware                      100
                    Copelco Capital Funding Corp. VI                                          Delaware                      100
                    Copelco Capital Funding Corp. VIII                                        Delaware                      100
                    Copelco Capital Funding Corp. IX                                          Delaware                      100
                    Copelco Capital Funding Corp. X                                           Delaware                      100
                    Copelco Capital Funding Corp. XI                                          Delaware                      100
                    Copelco Capital Funding LLC 2000-1                                        Delaware                      100
                    Copelco Capital Funding LLC 2000-2                                        Delaware                      100
                    Copelco Capital Funding LLC 98-1                                          Delaware                      100
                    Copelco Capital Funding LLC 99-1*                                         Delaware                      100
                    Copelco Capital Funding LLC 99-B                                          Delaware                      100
                    Copelco Capital Receivables LLC                                           Delaware                      100
                    Copelco Capital Residual Funding LLC I                                    Delaware                      100
                    Copelco Credit Funding Corp. IX                                           Delaware                      100
                    Copelco Equipment Leasing Corporation                                     Delaware                      100
                    Copelco Management Services, Inc.                                         Delaware                      100
                    Copelco Manager, Inc.                                                     Delaware                      100
                    National Equipment Rental Program, Inc.                                   Delaware                      100
               Citicorp Venture Capital Ltd.                                                  New York                      100
               Citiflight, Inc.                                                               Delaware                      100
               Citigroup/EAB Services LLC                                                     Delaware                      100
               CitiMae, Inc.                                                                  Delaware                      100
               CitiMortgage Asset Management, Inc.                                            New York                      100
               CitiMortgage, Inc.                                                             Delaware                      100
                    Citicorp Credit Services, Inc. (Maryland)                                 Delaware                      100
                    Citicorp Mortgage Securities, Inc.                                        Delaware                      100
                    CMC Insurance Agency, Inc.                                                Michigan                      100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 31

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                              Place of                      Total
1    2    3    4    5    6    7    8    9   10   11   12                                      Incorporation                 Voting
====================================================================================================================================
                    EKS Corp.                                                                 Delaware                     100
                    First Collateral Services, Inc.                                           Delaware                     100
                    MHMC Insurance Agency, Inc.                                               Michigan                     100
                    SOMSC Services, Inc.                                                      Michigan                     100
               Cititrust (New Jersey) Limited                                                 Delaware                     100
               Cititrust Limited                                                              Hong Kong                    100
               Cityspire Realty Corp.                                                         New York                     100
               Drake & Co., LLC                                                               Delaware                     100
               EAB Community Development Corp.                                                New York                     100
               EXCT LLC                                                                       Hawaii                       100
                    EXCT Holdings, Inc.                                                       Hawaii                        81
                         EXCT Limited Partnership*                                            Hawaii                       100
               Gerlach (Nominee) & Co., L.L.C.                                                Delaware                     100
               Hank & Co., L.L.C.                                                             Delaware                     100
               Hurley & Co., L.L.C.                                                           Delaware                     100
               International Equity Investments, Inc.                                         Delaware                     100
                    CVC/Opportunity Equity Partners, L.P.                                     Cayman Islands               100
                         525 Participacoes S.A.                                               Brazil                     98.98
                    Sweet River Fund                                                          Cayman Islands                99
                         Belapart S.A.                                                        Brazil                        49
                              Opportunity Prime Fundo Mutuo de Investimento em
                                   Acoes-Carteira Livre*                                      Brazil                     99.99
                                        Eletron S.A.*                                         Brazil                     99.99
                         Valetron S.A.                                                        Brazil                        49
               Island Abodes Corp.                                                            New York                     100
               King (Nominee) & Co., L.L.C.                                                   Delaware                     100
               Kordula & Co., L.L.C.                                                          Delaware                     100
               Nimer & Co., L.L.C.                                                            Delaware                     100
               Peny & Co., L.L.C.                                                             Delaware                     100
               Perennially Green, Inc.                                                        New York                     100
               Stately & Co., L.L.C.                                                          Delaware                     100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 32

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                    Place of               Total
1    2    3    4    5    6    7    8    9   10   11   12                                            Incorporation          Voting
====================================================================================================================================
               Storms & Co., L.L.C.                                                                 Delaware               100
               Stuart & Co., L.L.C.                                                                 Delaware               100
               Sweeney & Co., L.L.C.                                                                Delaware               100
               Twelve Polo Realty, Inc.                                                             New York               100
               Universal Bancorp Services, Inc.                                                     Delaware               100
               Wasco Funding Corp.                                                                  New York               100
               Weber & Co., L.L.C.                                                                  Delaware               100
          Citibank USA, National Association*                                                       USA                    100
               Associates Auto Club Services, Inc.                                                  Indiana                100
               CDC Holdings Inc.                                                                    Delaware               100
                    Citicorp Diners Club Inc.                                                       Delaware               100
               Citicorp Trust South Dakota                                                          South Dakota           100
               USA Auto Club, Motoring Division, Inc.                                               Indiana                100
               Watchguard Registration Services, Inc.                                               Indiana                100
          Citicorp (Mexico) Holdings LLC                                                            Delaware               100
               Grupo Financiero Banamex, S.A. de C.V.                                               Mexico                 100
                    Acciones y Valores de Mexico, S.A. de C.V.                                      Mexico                 100
                         Acci Alta Liquidez, S.A. de C.V., Sociedad de Inversion en
                              Instrumentos de Deuda                                                 Mexico               99.88
                         Acci Corporativo, S.A. de C.V., Sociedad de Inversion en Deuda
                              para Personas Morales                                                 Mexico                 100
                         Acci Securities, Inc.                                                      Delaware               100
                         Acci World Wide, S.A. de C.V.                                              Mexico               99.99
                         Accivalmex Alta Rentabilidad, S.A. de C.V., Sociedad de Inversion Comun*   Mexico               99.85
                         Accivalmex Patrimonial, S.A. de C.V., Sociedad de Inversion Comun*         Mexico                99.4
                         Accivalmex, S.A. de C.V., Sociedad de Inversion en Deuda para Personas
                              Morales                                                               Mexico                 100
                         Fondo Accivalmex, S.A. de C.V., Sociedad de Inversion Comun*               Mexico               99.99
                         Fondo de Alta Liquidez Banamex, S.A. de C.V., Sociedad de Inversion
                              en Instrumentos de Deuda                                              Mexico               99.99
                         Fondo de Dinero 1 Banamex, S.A. de C.V., Sociedad de Inversion en
                              Instrumentos de Deuda Para Personas Fisicas                           Mexico                 100
                         Fondo de Dinero 2 Banamex, S.A. de C.V., Sociedad de Inversion
                              en Instrumentos de Deuda Para Personas Fisicas                        Mexico                 100
                         Fondo De Dinero 3 Banamex, S.A. De C.V., Sociedad De Inversion en
                              Instrumentos

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 33

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of              Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation         Voting
====================================================================================================================================

                         de Deuda Para Personas Fisicas                                          Mexico                 100
                         Fondo de Inversion a Plazo Banamex, S.A. de C.V., Sociedad de
                             Inversion en Instrumentos de Deuda                                  Mexico               99.99
                         Fondo Discrecional Banamex, S.A. de C.V., Sociedad de Inversion Comun   Mexico                 100
                         Fondo Empresarial Banamex, S.A. de C.V., Sociedad de en Instrumentos
                             de Deuda Para Personas Morales                                      Mexico                 100
                         Fondo Financiero Banamex, S.A. de C.V., Sociedad de Inversion en
                             Instrumentos de Deuda                                               Mexico                 100
                         Fondo Indizado Banamex, S.A. De C.V., Sociedad De Inversion Comun       Mexico                 100
                         Fondo Preponderantemente en Deuda Banamex, S.A. de C.V., Sociedad de
                             Inversion Comun                                                     Mexico                 100
                         Impulsora de Fondos, S.A. de C.V.                                       Mexico                 100
                    Arrendadora Banamex, S.A. de C.V., Organizacion Auxiliar del Credito,
                             Grupo Financiero Banamex                                            Mexico                 100
                    Banco Nacional de Mexico, S.A.                                               Mexico                 100
                         ABA SIS, S.A. de C.V.                                                   Mexico               99.99
                         Aeropersonal, S.A. de C.V.                                              Mexico               99.96
                         Afore Banamex AEGON, S.A. de C.V.*                                      Mexico                 100
                              PRH Afore Banamex Aegon, S.A. de C.V.                              Mexico                 100
                              Servicios Corporativos Afore Banamex, S.A. de C.V.                 Mexico                 100
                              Siefore Banamex #1, S.A. de C.V.                                   Mexico                 100
                              Siefore Banamex #2, S.A. de C.V.                                   Mexico                 100
                              Vidapass, Sociedad Anonima de Capital Variable                     0                      100
                         Banamex Accival Asset Management, Ltd.                                  Ireland                100
                         Desarrolladora Mexicana de Inmuebles, S.A. de C.V.                      Mexico                  75
                         EuroAmerican Capital Corporation Limited                                Cayman Islands         100
                         Fondo Corporativo Banamex, S.A. de C.V., Sociedad de Inversion en
                             Instrumentos de Deuda                                               Mexico                 100
                         Fondo de Inversiones Banamex, S.A. de C.V., Sociedad de Inversion Comun Mexico                 100
                         Fondo Financiero 2 Banamex, S.A. de C.V., Sociedad de Inversion Comun.  Mexico                 100
                         Fondo Integral Banamex, S.A. de C.V., Sociedad de Inversion en
                             Instrumentos de Deuda*                                              Mexico                 100
                         Fondo Integra 3 Banamex, S.A. de C.V., Sociedad de Inversion en
                             Instrumentos de Deuda                                               Mexico                 100
                         Grupo Proagro, S.A. de C.V.                                             Mexico                91.3
                              Proyectos Agricolas, S.A. de C.V.                                  Mexico                 100
                              PlusAgro, S.A. de C.V.                                             Mexico               99.99

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 34

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
                                   Intermediadora de Frutas, S.A. de C.V.                        Mexico               99.99
                              Interalta, S.A. de C.V.                                            Mexico                  98
                         Hacienda El Campanario, S.A. de C.V.                                    Mexico                  51
                         Imref S.A. de C.V.                                                      Mexico                 100
                         Inmobiliaria Citibank, S.A. de C.V.                                     Mexico                 100
                         Inmobiliaria Provincial del Norte, S.A. de C.V.                         Mexico               99.99
                         Inmuebles Banamex, S.A. de C.V.                                         Mexico               99.99
                         Promociones Inmobiliarias Banamex, S.A. de C.V.                         Mexico               99.99
                              Desarrollos Inmobiliarios Especializados, S.A.                     Mexico               99.99
                         Promotora Banamex de Sistemas de Teleinformatica y
                              Telecomunicaciones,
                             S.A. de C.V.                                                        Mexico               99.99
                              Planeacion de Recursos Humanos, S.A. de C.V.                       Mexico               99.99
                              Avantel, S.A.                                                      Mexico                55.5
                                   Avantel Recursos, S.A. de C.V.                                Mexico               55.48
                                   Avantel Equipos, S.A. de C.V.                                 Mexico               55.48
                              Avantel Servicios Locales, S.A.                                    Mexico                55.5
                              Inteligia, S.A.                                                    Mexico                  75
                         Promotora de Bienes y Servicios Banamex, S.A. de C.V.                   Mexico               99.92
                              Procesadora de Plasticos Comerciales, S.A.                         Mexico                 100
                              Direccion Profesional de Empresas Afiliadas, S.A.                  Mexico               99.98
                         Servicios Aeronauticos Aeropersonal, S.A. de C.V.                       Mexico               99.98
                         Servicios Corporativos de Finanzas, S.A. de C.V.                        Mexico               99.92
                         Servifondos, S.A. de C.V.                                               Mexico                 100
                    Casa de Bolsa Banamex, S.A. de C.V., Grupo Financiero Banamex                Mexico                 100
                    Pensiones Banamex, S.A. De C.V., Integrante Del Grupo Financiero Banamex     Mexico                 100
                    Seguros Banamex, S.A. de C.V., Integrante del Grupo Financiero Banamex       Mexico                 100
                         Servicios Ejecutivos Banamex Aegon, S.A. de C.V.                        Mexico                 100
                         Servicios Profesionales Banamex Aegon, S.A. de C.V.                     Mexico                 100
          Citicorp Banking Corporation                                                           Delaware               100
               Associates First Capital Corporation                                              Delaware               100
                    AFSC Agency of Alabama, Inc.                                                 Alabama                100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 35

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
                    AFSC Agency, Inc. (AK)                                                       Arkansas               100
                    AFSC Agency, Inc. (AZ)                                                       Arizona                100
                    AFSC Agency, Inc. (CA)                                                       California             100
                    AFSC Agency, Inc. (DE)                                                       Delaware               100
                    AFSC Agency, Inc. (HI)                                                       Hawaii                 100
                    AFSC Agency, Inc. (ID)                                                       Idaho                  100
                    AFSC Agency, Inc. (KY)                                                       Kentucky               100
                    AFSC Agency, Inc. (LA)                                                       Louisiana              100
                    AFSC Agency, Inc. (MS)                                                       Mississippi            100
                    AFSC Agency, Inc. (MT)                                                       Montana                100
                    AFSC Agency, Inc. (NC)                                                       North Carolina         100
                    AFSC Agency, Inc. (NM)                                                       New Mexico             100
                    AFSC Agency, Inc. (NV)                                                       Nevada                 100
                    AFSC Agency, Inc. (SD)                                                       South Dakota           100
                    AFSC Agency, Inc. (VA)                                                       Virginia               100
                    AFSC Agency, Inc. (WA)                                                       Washington             100
                    Allied Financial Services Insurance Agency, Inc.                             Massachusetts          100
                    Associates Asset Backed Securities Corp.                                     Delaware               100
                    Associates Auto Club Services International, Inc.                            Delaware               100
                         Associates Autoclub, Sociedad de Responsabilidad Limitada
                             de Capital Variable                                                 Mexico                 100
                    Associates Capital Bank, Inc.                                                Utah                   100
                    Associates Capital Corporation of Canada                                     Canada                 100
                         CitiCapital Commercial Corporation                                      Canada                 100
                              CitiCapital Limited                                                Ontario, Canada        100
                              CitiCapital Technology Finance Ltd.                                Canada                 100
                              Insurex Canada, Inc.                                               Canada                 100
                                   Payplan Canada, Inc.                                          Canada                 100
                              The Associates Corporation                                         Delaware               100
                         CitiCapital Commercial Leasing Corporation                              Canada                 100
                         CitiFinancial Canada, Inc.                                              Canada                 100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 36

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
                              Citi Commerce Solutions of Canada Ltd.                             Ontario, Canada        100
                              CitiFinancial Canada East Corporation                              Canada                 100
                              London and Midland General Insurance Company                       Canada                 100
                    Associates Corporation of North America (A Texas Corporation)                Texas                  100
                    Associates Credit Services, Inc.                                             Delaware               100
                    Associates Diversified Services, Inc.                                        Delaware               100
                    Associates Financial Life Insurance Company                                  Tennessee              100
                         Associates Financial Life Insurance Company of Texas                    Texas                  100
                    Associates Housing Finance, LLC                                              Delaware               100
                    Associates Information Services, Inc.                                        Delaware               100
                    Associates Insurance Agency, Inc.                                            Nevada                 100
                    Associates Insurance Group, Inc.                                             Delaware               100
                    Associates Real Estate Financial Services Company, Inc.                      Delaware               100
                         Associates First Capital Mortgage Corporation                           Delaware               100
                    Associates Venture Capital, LLC                                              Delaware               100
                    Atlantic General Insurance Limited                                           Bermuda                100
                    Atlantic Reinsurance Limited                                                 Bermuda                100
                    Capco General Agency, Inc. (MI)                                              Michigan               100
                    Capital Insurance Agency, Inc.                                               Kentucky               100
                    CitiFinancial Credit Company                                                 Delaware               100
                         American Health and Life Insurance Company                              Texas                  100
                         Arcadia Financial Ltd.                                                  Minnesota              100
                              Arcadia 1992-B Receivables Capital Corp.                           Delaware               100
                              Arcadia First GP Inc.                                              Delaware               100
                              Arcadia Receivables Capital Corp.                                  Delaware               100
                              Arcadia Receivables Conduit Corp.                                  Delaware               100
                              Arcadia Receivables Finance Corp.                                  Delaware               100
                              Arcadia Receivables Finance Corp.  II                              Delaware               100
                              Arcadia Receivables Finance Corp.  III                             Delaware               100
                              Arcadia Receivables Finance Corp.  IV                              Delaware               100

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 37

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
                              Arcadia Receivables Finance Corp. V                                Delaware               100
                              Arcadia Receivables Finance Corp. VI                               Delaware               100
                              Arcadia Receivables Financing Corporation                          Minnesota              100
                              Arcadia Receivables Marketing Corp.                                Minnesota              100
                              Arcadia Second GP Inc.                                             Delaware               100
                         CC Credit Card Corporation                                              Delaware               100
                         CC Finance System Incorporated                                          Delaware               100
                         Chesapeake Appraisal and Settlement Services Inc.                       Maryland               100
                              Chesapeake Appraisal and Settlement Services Agency of Ohio Inc.   Ohio                   100
                              Chesapeake West Escrow Services Inc.                               California             100
                         Citicorp Home Equity, Inc.                                              North Carolina         100
                              CC Consumer Services of Alabama, Inc.                              Alabama                100
                              CC Home Lenders Financial, Inc.                                    Georgia                100
                              CC Home Lenders, Inc.                                              Ohio                   100
                              Citicorp Home Mortgage Services, Inc.                              North Carolina         100
                              CitiFinancial of West Virginia, Inc.                               West Virginia          100
                              CitiFinancial Services, Inc. (PA)                                  Pennsylvania           100
                                   CitiFinancial Services, Inc. 384, LLC                         Delaware               100
                              CitiFinancial, Inc. (TX)                                           Texas                  100
                         Citicorp Trust Bank, fsb                                                Delaware               100
                         CitiFinancial Administrative Services, Inc.                             Texas                  100
                         CitiFinancial Alabama, Inc.                                             Alabama                100
                         CitiFinancial Company                                                   Delaware               100
                              CitiFinancial Company 373, LLC                                     Delaware               100
                         CitiFinancial Consumer Services, Inc.                                   Delaware               100
                         CitiFinancial Corporation (CO)                                          Colorado               100
                              CitiFinancial Corporation 305, LLC                                 Delaware               100
                         CitiFinancial Management Corporation                                    Maryland               100
                         CitiFinancial Mortgage Company, Inc.                                    New York               100
                              AHES REIT Corporation                                              Delaware               100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 38

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
                              Associates Home Equity Receivables Corp.                           Delaware               100
                              CitiFinancial Mortgage Consumer Discount Company                   Pennsylvania           100
                              CitiFinancial Mortgage Industrial Loan Company                     Minnesota              100
                              CitiFinancial Mortgage Loan Corporation                            Florida                100
                         CitiFinancial of Virginia, Inc.                                         Virginia               100
                         CitiFinancial Services, Inc. (CA)                                       California             100
                              CitiFinancial Services, Inc. 203, LLC                              Delaware               100
                         CitiFinancial Services, Inc. (DE)                                       Delaware               100
                              CitiFinancial Services, Inc. 309, LLC                              Delaware               100
                         CitiFinancial Services, Inc. (GA)                                       Georgia                100
                              CitiFinancial Services, Inc. 311, LLC                              Delaware               100
                         CitiFinancial Services, Inc. (MA)                                       Massachusetts          100
                              CitiFinancial Services, Inc. 224, LLC                              Delaware               100
                         CitiFinancial Services, Inc. (MN)                                       Minnesota              100
                              CitiFinancial Services, Inc. 336, LLC                              Delaware               100
                         CitiFinancial Services, Inc. (MO)                                       Missouri               100
                              CitiFinancial Services, Inc. 337, LLC                              Delaware               100
                         CitiFinancial Services, Inc. (OH)                                       Ohio                   100
                              CitiFinancial Services, Inc. 235, LLC                              Delaware               100
                         CitiFinancial Services, Inc. (UT)                                       Utah                   100
                         CitiFinancial Services, Inc. (1A)                                       Virginia               100
                              CitiFinancial Services, Inc. 356, LLC                              Delaware               100
                         CitiFinancial, Inc. (HI)                                                Hawaii                 100
                              CitiFinancial, Inc. 221, LLC                                       Delaware               100
                         CitiFinancial, Inc. (IA)                                                Iowa                   100
                              CitiFinancial Corporation, LLC                                     Delaware               100
                                   CitiFinancial Corporation 216, LLC                            Delaware               100
                              CitiFinancial, Inc. 211, LLC                                       Delaware               100
                         CitiFinancial, Inc. (KY)                                                Kentucky               100
                              CitiFinancial Services, Inc. (KY)                                  Kentucky               100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 39

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
                              CitiFinancial Services, Inc. 478, LLC                              Delaware               100
                              CitiFinancial, Inc. 228, LLC                                       Delaware               100
                         CitiFinancial, Inc. (MD)                                                Maryland               100
                              CitiFinancial Services, Inc. (OK)                                  Oklahoma               100
                                   CitiFinancial Services, Inc. 344, LLC                         Delaware               100
                              CitiFinancial, Inc. 209, LLC                                       Delaware               100
                         CitiFinancial, Inc. (NY)                                                New York               100
                              CitiFinancial, Inc. 341, LLC                                       Delaware               100
                         CitiFinancial, Inc. (OH)                                                Ohio                   100
                              CitiFinancial, Inc. 486, LLC                                       Delaware               100
                         CitiFinancial, Inc. (SC)                                                South Carolina         100
                              CitiFinancial, Inc. 218, LLC                                       Delaware               100
                         CitiFinancial, Inc. (TN)                                                Tennessee              100
                              CitiFinancial, Inc. 352, LLC                                       Delaware               100
                         CitiFinancial, Inc. (WV)                                                West Virginia          100
                              CitiFinancial, Inc. 359, LLC                                       Delaware               100
                         CitiFinancial, Inc. NC                                                  North Carolina         100
                              CitiFinancial, Inc. NC 215, LLC                                    Delaware               100
                         Commercial Credit Insurance Services, Inc.                              Maryland               100
                              Commercial Credit Insurance Agency (P&C) of Mississippi, Inc.      Mississippi            100
                              Commercial Credit Insurance Agency of Alabama, Inc.                Alabama                100
                              Commercial Credit Insurance Agency of Hawaii, Inc.                 Hawaii                 100
                              Commercial Credit Insurance Agency of Kentucky, Inc.               Kentucky               100
                              Commercial Credit Insurance Agency of Massachusetts, Inc.          Massachusetts          100
                              Commercial Credit Insurance Agency of Nevada, Inc.                 Nevada                 100
                              Commercial Credit Insurance Agency of New Mexico, Inc.             New Mexico             100
                              Commercial Credit Insurance Agency of Ohio, Inc.                   Ohio                   100
                         Commercial Credit International, Inc.                                   Delaware               100
                              Commercial Credit International Banking Corporation                Oregon                 100
                         Park Tower Holdings, Inc.                                               Delaware               100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 40

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
                              CC Retail Services, Inc.                                           Delaware               100
                         Resource Deployment, Inc.                                               Texas                  100
                         TranSouth Financial Corporation                                         South Carolina         100
                              TranSouth Financial Corporation of Iowa                            Iowa                   100
                              TranSouth Mortgage Corporation                                     South Carolina         100
                         Triton Insurance Company                                                Missouri               100
                         Verochris Corporation                                                   Delaware               100
                         World Service Life Insurance Company                                    Colorado               100
                    CitiFinancial Insurance Agency, Inc.                                         Wyoming                100
                    CitiFinancial Mortgage Company (FL), LLC                                     Delaware               100
                    CitiFinancial Mortgage Company, LLC                                          Delaware               100
                    Family Insurance Corporation                                                 Wisconsin              100
                    Financial Reassurance Company, Ltd.                                          Bermuda                100
                    First Family Financial Services, Inc. (DE)                                   Delaware               100
                    First Insurance Agency, Inc.                                                 Kentucky               100
                    Morco General Agency, Inc.                                                   Ohio                   100
                    Northern Insurance Agency, Inc.                                              Illinois               100
                    Second Insurance Agency, Inc.                                                Missouri               100
                    The Associates Payroll Management Service Company, Inc.                      Delaware               100
                    Third Insurance Agency, Inc.                                                 Kentucky               100
               Best Market S.A.                                                                  Argentina              100
               CBC/TST Investments LLC                                                           Delaware               100
               Citi FCP S.A.                                                                     Luxembourg             100
               Citi Islamic Investment Bank                                                      Bahrain                100
               Citi Islamic Portfolios S.A.                                                      Luxembourg             100
               Citiacciones Flexible, S.A. de C.V., Sociedad de Inversion Comun*                 Mexico                 100
               Citiacciones Patrimonial, S.A. de C.V., Sociedad de Inversion Comun*              Mexico                 100
               Citibank (Switzerland)                                                            Switzerland            100
                    Legion Portfolios (Luxembourg)                                               Luxembourg            98.4
               Citibank (West) Bancorp Inc.                                                      Delaware               100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 41

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
                    Citibank (West) Holdings Inc.                                                Delaware               100
                         Citibank (West), FSB                                                    USA                    100
                              Auto One Acceptance Corporation                                    Texas                  100
                              Cal Fed Holdings, Inc.                                             California             100
                                   FNB Real Estate Corp.                                         Texas                  100
                              Cal Fed Investments                                                California             100
                              Cal Fed, LLC                                                       Delaware               100
                              Cal Fed Syndications                                               California             100
                              California Federal Preferred Capital Corporation                   Maryland               100
                                   Bass Lake Joint Venture                                       California              50
                              First Estate Corporation                                           California             100
                                   GLENFED Development Corp.                                     California             100
                              First Nationwide Mortgage Corporation                              Delaware               100
                                   Five Star Service Corporation                                 California             100
                                   FNC Insurance Agency, Inc.                                    California             100
                                        Cal Fed Insurance Agency, Inc.                           California             100
                                   Master Mortgage Company                                       California             100
                                   Verdugo Trustee Service Corporation                           California             100
                              Franciscan Financial Corporation                                   California             100
                                   Auburn 49 Associates                                          California              50
                                   San Francisco Auxiliary Corporation                           California             100
                              Unified Mortgage, LLC                                              Delaware               100
                    Golden State Management, Inc.                                                Delaware               100
                         GSB Aviation (Two) LLC                                                  Delaware               100
               Citibank, Federal Savings Bank                                                    USA                    100
                    Citibank Mortgage Services, Inc.                                             Florida                100
                    Citibank Service Corporation                                                 California             100
                    Citicorp Insurance Agency, Inc.                                              District of Columbia   100
                    First Savings Corporation                                                    Illinois               100
                    Holiday Harbor Management Corporation                                        Florida                100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 42

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
                    West Suburban Investments, Inc.                                              Illinois               100
                         First Paddle Creek, Inc.                                                Florida                100
                         West Florida Investments, Inc.                                          Florida                100
                         West Suburban Investments, Inc. of California                           California             100
                         West Suburban Investments, Inc. of Colorado                             Colorado               100
               Citicorp (Jersey) Limited                                                         Channel Is.            100
               Citicorp Capital Investors Europe Limited                                         Delaware               100
               Citicorp Community Development, Inc.                                              New York               100
               Citicorp Data Systems Incorporated                                                Delaware               100
               Citicorp Delaware Services, Inc.                                                  Delaware               100
               Citicorp Funding, Inc.                                                            Delaware               100
               Citicorp Global Holdings, Inc.                                                    Delaware               100
               Citicorp Information Technology, Inc.                                             Delaware               100
               Citicorp Insurance USA, Inc.                                                      Vermont                100
               Citicorp International Finance Corporation                                        Delaware               100
                    Brazil Holdings Inc. Limited                                                 Bahamas                100
                    Citicorp Mercantil-Participacoes e Investimentos S.A.                        Brazil                 100
                    Oak Funding Corporation B.V.                                                 Netherlands            100
                    Travelya!.com, Inc.                                                          Florida                 95
               Citicorp International Insurance Company, Ltd.                                    Bermuda                100
               Citicorp International Trade Indemnity, Inc.                                      New Jersey             100
               Citicorp International Trading Company, Inc.                                      Delaware               100
                    Citicom de Mexico, S.A. de C.V.                                              Mexico                 100
                    Citicorp International Trading Company (Bahamas) Ltd.                        Bahamas                100
                    Citicorp International Trading Company Argentina S.A.                        Argentina              100
                    Citicorp Trading S.A.                                                        Brazil                 100
                    Comercializadora Citicorp, S.A.                                              Dominican Republic     100
                    Esmeril Trading Lda                                                          Portugal               100
                         Marchante Trading Lda                                                   Portugal               100
                         Richemont Servicos Lda                                                  Portugal               100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 43

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
                         Trevano Servicos e Gestao Lda                                           Portugal                 100
                         Turbante Comercio Internacional Lda                                     Portugal                 100
                         Vilacete Investimentos e Gestao Lda                                     Portugal                 100
               Citicorp Investment Management (Luxembourg) S.A.                                  Luxembourg               100
               Citicorp Investment Partners, Inc.                                                Delaware                 100
               Citicorp Securities Asia Pacific Limited                                          Hong Kong                100
                    Asia Investors LLC*                                                          Delaware                  80
                    Citibank Global Asset Management (Asia) Limited                              Hong Kong                100
                    Citicorp Securities Investment Consulting Inc.                               Taiwan                   100
               Citicorp Strategic Technology Corporation                                         Delaware                 100
               Citicorp Trust Company (Maryland)                                                 Maryland                 100
               CitiDel, Inc.                                                                     Delaware                 100
               CITIFONDO DE LIQUIDEZ, S.A. DE C.V, SOCIEDAD DE INVERSION EN INSTRUMENTOS
               DE DEUDA PARA PERSONAS FISICAS*                                                   Mexico                   100

               CitiFondo Gubernamental, S.A. de C.V., Sociedad de Inversion en
               Instrumentos de Deuda para Personas Morales                                       Mexico                   100
               Citifondo Institucional, S.A. De C.V., Sociedad de Inversion en
               Instrumentos de Deuda Para Personas                                               Mexico                   100
               Citigroup Alternative Investments Private Equity GP LLC                           Delaware                 100
               Citigroup Private Bank GP, Inc.                                                   Delaware                 100
                    The Citigroup Private Bank Employee Co-Investment Program (Feeder), Ltd.     Cayman Islands           100
               Citigroup Property Limited                                                        England                  100
               Citigroup Services (Japan) Ltd.                                                   Cayman Islands           100
               Citigroup Technology, Inc.                                                        Delaware                 100
               Citigroup Venture Capital Manager Holdings, Ltd.                                  Delaware                 100
                    CVC Management LLC                                                           Delaware                 100
               Citigroup Washington, Inc.                                                        District of Columbia     100
               Citilife S.A./N.V.                                                                Belgium                 99.9
               Citimarkets S.A.                                                                  Luxembourg               100
               CitiMoney S.A.                                                                    Luxembourg               100
               Citiplazo, S.A. de C.V., Sociedad de Inversion en Instrumentos de Deuda*          Mexico                   100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 44

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
               Citirenta, S.A. de C.V., Sociedad de Inversion en Instrumentos de Deuda           Mexico                     100
               Citishare Corporation                                                             Delaware                   100
               Cititrust S.p.A.-Istituto Fiduciario                                              Italy                      100
               CMI of Delaware, Inc.                                                             Delaware                   100
               Corporacion Inversora de Capitales S.R.L.                                         Argentina                99.99
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 45

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
               Copelco Reinsurance Company, Ltd.                                                 Bermuda                    100
               Court Square Capital Limited                                                      Delaware                   100
                    Citicorp Technology Holdings Inc.                                            Delaware                   100
                         Orbitech Limited                                                        India                      100
                              Citicorp Brokerage (India) Limited                                 India                      100
                              Orbitech Solutions Limited                                         India                      100
                    Citicorp Venture Capital (Cayman) Ltd.                                       Cayman Islands             100
                         Citicorp Venture Capital Investors Limited                              Cayman Islands             100
                    Citigroup Venture Capital GP Holdings, Ltd.                                  Delaware                   100
                         CVC Executive Fund LLC                                                  Delaware                     0
                              Citigroup Venture Capital Equity Partners, L.P.                    Delaware                     0
                              CVC/SSB Employee Fund, LP                                          Delaware                     0
                    Citigroup Venture Capital LP Holdings, Ltd.                                  Delaware                   100
                    Delco Remy International, Inc.*                                              Delaware                 59.78
                    FCC Holding Corporation                                                      Delaware                  99.8
                    Flender Holding Company S.A.*                                                Luxembourg               88.21
                    MSX International, Inc.*                                                     Delaware                 76.09
                    Standard Steel, Inc.                                                         Delaware                  79.1
                    TBW LLC                                                                      New York                   100
               CrossMar, Inc.                                                                    Delaware                   100
               EM Special Opportunities Fund III LLC                                             Delaware                   100
               Housing Securities, Inc.                                                          Delaware                   100
               Inversiones Citiminera S.A.                                                       Chile                      100
               Mortgage Capital Funding Inc.                                                     Delaware                   100
               Orbian Corporation Ltd.*                                                          Bermuda                  86.04
                    Orbian Corporation                                                           Delaware                 86.04
                         Orbian (UK) Limited                                                     England                  86.04
                    Orbian Services Limited                                                      Ireland                  86.04
                         Orbian Management Limited                                               England                  86.04
               Siembra Seguros de Retiro S.A.                                                    Argentina                  100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 46

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
               Siembra Seguros de Vida S.A.                                                      Argentina                   100
               Universal Financial Corp.                                                         Utah                        100
          Citicorp Capital I                                                                     Delaware                    100
          Citicorp Capital II                                                                    Delaware                    100
          Citicorp Capital III                                                                   Delaware                    100
          Citicorp Capital Investors, Limited                                                    Delaware                    100
               Citicorp Mezzanine Partners III, L.P.                                             Delaware                      1
               Citicorp Mezzanine Partners, L.P.                                                 New York                  28.95
               CVC Capital Funding, Inc.                                                         Delaware                    100
                    CVC Capital Funding, LLC                                                     Delaware                     85
               World Equity Partners, L.P.                                                       Delaware                  17.27
               World Subordinated Debt Partners, L.P.                                            Delaware                  54.22
          Citicorp Electronic Financial Services, Inc.                                           New York                    100
               Citicorp Services Inc.                                                            Delaware                    100
          Citicorp National Services, Inc.                                                       Delaware                    100
          Citicorp North America, Inc.                                                           Delaware                    100
               1025 Vermont Investors, L.L.C.*                                                   Delaware                   87.5
               1400 Eye Investors, L.L.C.*                                                       Delaware                   60.9
               ADV One, Inc.                                                                     Delaware                    100
               Asset D Vehicle, Inc.                                                             Delaware                    100
               CG Casey I, LLC                                                                   Delaware                    100
               Citicorp Churchill Lease, Inc.                                                    Delaware                    100
               Citicorp Epic Finance, Inc.                                                       Delaware                    100
               Citicorp FSC II Ltd.                                                              Bermuda                     100
               Citicorp Global Lease, Inc.                                                       Delaware                    100
               Citicorp MT Aquarius Ship, Inc.                                                   Delaware                    100
               Citicorp MT Aries Ship, Inc.                                                      Delaware                    100
               Citicorp Sierra Lease, Inc.                                                       Delaware                    100
               Citicorp Translease, Inc.                                                         Delaware                    100
                    CGI Capital, Inc.                                                            Delaware                    100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 47

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
                    Citicorp Leasing (Alyeska), Inc.                                             Delaware                    100
                    Citicorp Lescaman, Inc.                                                      New York                    100
                    Citicorp Petrolease, Inc.                                                    Delaware                    100
                    Citicorp Tulip Lease, Inc.                                                   Delaware                    100
                         CM Leasing Member 1995 Trust-A2                                         Delaware                    100
                    Citimarlease (Burmah I), Inc.                                                Delaware                    100
                         Citimarlease (Burmah I), Inc. UTA (9/28/72)*                            Delaware                    100
                    Citimarlease (Burmah Liquegas), Inc.                                         Delaware                    100
                         Citimarlease (Burmah Liquegas), Inc. UTA (9/28/72)*                     Delaware                    100
                    Citimarlease (Burmah LNG Carrier), Inc.                                      Delaware                    100
                         Citimarlease (Burmah LNG Carrier), Inc. UTA (9/28/72)*                  Delaware                    100
                    Citimarlease (Fulton), Inc.                                                  Delaware                    100
                    Citimarlease (Whitney), Inc.                                                 Delaware                    100
               CitiFinancial Mortgage Securities Inc.                                            Delaware                    100
               CM FSC I LTD.                                                                     Bermuda                     100
               CM Leasing Member 1995 Trust-A1                                                   Delaware                    100
                    CM North America Holding Company*                                            Canada                      100
                         CM Leasing Company*                                                     Canada                      100
                    CM Tulip Holding Company*                                                    Canada                      100
               ESSL 1, Inc.                                                                      Delaware                    100
               ESSL 2, Inc.                                                                      Delaware                    100
               Event Driven Portfolio LLC                                                        Delaware                    100
               FCL Ship One, Inc.                                                                Delaware                    100
               FCL Ship Three, Inc.                                                              Delaware                    100
               FCL Ship Two, Inc.                                                                Delaware                    100
               Grand River Navigation Company*                                                   Delaware                 91.175
               JBG/6th Street Residential, L.L.C.*                                               Delaware                   82.5
               Legion Strategies LLC                                                             Delaware                    100
               Lower Lakes Towing Ltd.                                                           Canada                     74.6
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 48

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
                    Lower Lakes Transportation Company                                           Delaware                   64.7
               POP Trophy I Inc.                                                                 New York                    100
               POP Trophy Inc.                                                                   New York                    100
               Pritired 1 LLC                                                                    Delaware                     50
                    Pritired 2 LLC                                                               Delaware                    100
               S.P.L., Inc.                                                                      Delaware                    100
               Science Defeasance Corp.                                                          Delaware                    100
               SOMANAD 1 LLC                                                                     Delaware                    100
                    SOMANAD 2 LLC                                                                Delaware                    100
          CitiInsurance International Holdings Inc.                                              Delaware                    100
               Citi Fubon Life Insurance Company Hong Kong Limited                               Hong Kong                    50
               CitiInsurance do Brasil Vida e Previdencia S.A.                                   Brazil                      100
               CitiInsurance International Life Holdings I Inc.                                  Delaware                    100
               CitiInsurance International Life Holdings II Inc.                                 Delaware                    100
               CitiInsurance International PC Holdings I Inc.                                    Delaware                    100
               CitiInsurance International PC Holdings II Inc.                                   Delaware                    100
               CitiInsurance Polska Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna              Poland                      100
          Farncombe 1A LLC                                                                       Delaware                    100
               Farncombe 2 LLC*                                                                  Delaware                    100
                    Farncombe 3 LLC                                                              Delaware                    100
                         Farncombe 4 LLC                                                         Delaware                    100
                         Hascombe Limited (UK)*                                                  England                     100
          Farncombe 1B LLC                                                                       Delaware                    100
          Holding BUSA II, S. de R.L. de C.V.                                                    Mexico                      100
               Holding BUSA, S. de R.L. de C.V.                                                  Mexico                      100
                    Banamex USA Bancorp                                                          California                  100
                         California Commerce Bank                                                California                  100
                              California Commerce Banc Securities, Inc.                          California                  100
                              Communico                                                          California                  100
          Winter Capital International LLC                                                       Delaware                    100
               Winter Capital Consulting LLC                                                     Delaware                    100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 49

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
               Winter Capital Management International LLC                                       Cayman Islands              100

Citigroup Investment Holdings Inc.                                                               Delaware                    100

Citigroup Investments Inc.                                                                       Delaware                    100
     Citigroup Alternative Investments LLC                                                       Delaware                    100
          Citigroup Alternative Investments GP, LLC                                              Delaware                    100
               Citigroup Alternative Investments European Fund Advisor LLC*                      Delaware                    100
               Citigroup Alternative Investments General Real Estate Mezzanine
               Investments II, LLC*                                                              Delaware                    100
                    CT Mezzanine Partners II, L.P.*                                              Delaware                 26.980
                    CT MP II LLC*                                                                Delaware                     50
               Citigroup Alternative Investments Opportunity Fund IV Associates, LLC*            Delaware                    100
               European GREIO/TIC Real Estate Investments LLC*                                   Delaware                    100
               GREIO Islamic GP LLC*                                                             Delaware                    100
                    GREIO Al-Soor Realty L.P.*                                                   Delaware                    100
                         Courtney Park Leasehold, LLC                                            Florida                      95
                         CTK Investors 1 LP                                                      Delaware                   90.5
                         CTK Investors 2 LP                                                      Delaware                   90.5
                         Dunhill Leasehold LLC                                                                                95
                         Gatehouse Leasehold LLC                                                 Delaware                     95
                         Highpoint Investors LP                                                  Delaware                     95
                         Holland Leasehold LLC                                                   Delaware                     95
                         Park Knoll Leasehold LLC                                                Delaware                     95
     Tribeca Management LLC                                                                      Delaware                    100

Citigroup Management Corp.                                                                       Delaware                    100

FS Securities Holdings Inc.                                                                      Delaware                    100
     FS Asia Holdings LLC*                                                                       Delaware                    100

MRC Holdings, Inc.                                                                               Delaware                    100

Salomon Smith Barney Holdings Inc.                                                               New York                    100
     Blue I Asset Securitization Specialty Limited*                                              Korea                       100
     Nextco Inc.                                                                                 Delaware                    100
     Pendragon Guinevere Fund LLC                                                                England                     100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 50

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
     Phibro Energy Production, Inc.                                                              Delaware                    100
     Phibro Inc.                                                                                 Delaware                    100
          MC2 Technologies, Inc.                                                                 Delaware                    100
          Phibro Energy Clearing, Inc.                                                           Delaware                    100
          Phibro Futures and Metals Limited                                                      England                     100
          Phibro GmbH                                                                            Switzerland                 100
               Phibro (Asia) Pte Ltd                                                             Singapore                   100
               Scanports Limited                                                                 England                     100
               Turavent Oil AG                                                                   Switzerland                 100
          Phibro Holdings Limited                                                                England                     100
          Scanports Shipping, Inc.                                                               Delaware                    100
     Phibro Resources Corp.                                                                      Delaware                    100
     R-H Capital, Inc.                                                                           Delaware                    100
          R-H/Travelers, L.P.*                                                                   Delaware                    100
               R-H Capital Partners, L.P.                                                        Delaware                  75.94
     R-H Venture Capital, LLC                                                                    Delaware                    100
          Robinson-Humphrey Netlanta(sm) Fund I, L.P.                                            Georgia                     100
     Salomon Brothers Holding Company Inc.                                                       Delaware                    100
          AST StockPlan, Inc.                                                                    Delaware                    100
          Baek Ho Asset Securitization Specialty Limited                                         Korea                        50
          Baek Jo Asset Securitization Specialty Limited                                         Korea                        50
          Baek Ma Asset Securitization Specialty Limited                                         Korea                        50
          Baek Ma II Asset Securitization Specialty Limited                                      Korea                        50
          CEFOF GP I Corp.                                                                       Delaware                    100
               Citigroup Employee Fund of Funds (Cayman) I, LP                                   Cayman Islands              100
               Citigroup Employee Fund of Funds (DE-UK) I, LP                                    Delaware                    100
               Citigroup Employee Fund of Funds (UK) I, LP*                                      England                     100
          CELFOF GP Corp.                                                                        Delaware                    100
               Citigroup Employee Fund of Funds (Master Fund) I, LP*                             Delaware                    100
               Citigroup Employee Fund of Funds (US-UK) I, LP                                    Delaware                    100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 51

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
               Citigroup Employee Fund of Funds I, LP                                            Delaware                    100
          Citicorp Securities Services, Inc.                                                     Delaware                    100
          Citigroup Payco LLC                                                                    Delaware                    100
          Hae Ryong Asset Securitization Specialty Limited                                       Korea                        50
          Huwest Company, L.L.C.                                                                 Delaware                    100
          Jeong Sang Asset Securitization Specialty Limited                                      Korea                        50
          Loan Participation Holding Corporation                                                 Delaware                    100
               Home MAC Government Financial Corporation                                         District of Columbia        100
               Home MAC Mortgage Securities Corporation                                          District of Columbia        100
          LT Investment I, LLC                                                                   New York                    100
          LT Investment II, LLC                                                                  New York                    100
          NETB Holdings LLC                                                                      Delaware                    100
          PB-SB Investments, Inc                                                                 Delaware                    100
               PB-SB 1983 I                                                                      New York                      1
               PB-SB 1983 III                                                                    New York                      1
          PB-SB Ventures, Inc                                                                    Delaware                    100
               PB-SB 1985 VII                                                                    New York                      1
               PB-SB 1988 III                                                                    New York                      1
               PB-SB 1988 VIII                                                                   New York                      1
          PT Salomon Smith Barney Indonesia                                                      Indonesia                    85
          Salomon (International) Finance AG                                                     Switzerland                 100
               CitiEquity Pan Europe Smaller Companies                                           Luxembourg                 51.5
               Salomon Brothers Holdings GmbH*                                                   Switzerland                 100

                    Salomon International Financial Products LLC                                 Delaware                    100
                         Salomon Brothers Asia Growth Fund Limited                               Cayman Islands              100
               Salomon Brothers Overseas Inc                                                     Cayman Islands              100
               Salomon Smith Barney Hong Kong Holdings Limited*                                  Hong Kong                   100
                    Salomon Brothers Asset Management Asia Pacific Limited                       Hong Kong                   100
                    Salomon Smith Barney Hong Kong Futures, Limited                              Hong Kong                   100
                         Salomon Smith Barney Hong Kong Nominee Limited*                         Hong Kong                   100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 52

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
                    Salomon Smith Barney Hong Kong Limited                                       Hong Kong                   100
          Salomon Analytics Inc                                                                  Delaware                    100
          Salomon Brothers All Cap Value Fund                                                    New York                   96.2
          Salomon Brothers Asia Capital Corporation Limited                                      Ireland                     100
          Salomon Brothers Asset Management (Ireland) Ltd                                        Ireland                     100
          Salomon Brothers Asset Management Inc                                                  Delaware                    100
               Citigroup Asset Management Co., Ltd.*                                             Japan                       100
               SBAM G.P. Inc.                                                                    Delaware                    100
          Salomon Brothers Variable Large Cap Growth Fund                                        New York                   84.8
          Salomon Brothers Housing Investment Inc                                                Delaware                    100
          Salomon Brothers International Operations (Japan) Inc.                                 Delaware                    100
          Salomon Brothers International Operations (Jersey) Limited                             Channel Is.                 100
          Salomon Brothers International Operations (Overseas) Limited                           Channel Is.                 100
          Salomon Brothers International Operations Inc                                          Delaware                    100
          Salomon Brothers Large Cap Core Equity Fund                                            New York                   95.5
          Salomon Brothers Mortgage Securities III, Inc                                          Delaware                    100
          Salomon Brothers Mortgage Securities VI, Inc                                           Delaware                    100
          Salomon Brothers Mortgage Securities VII, Inc                                          Delaware                    100
          Salomon Brothers Pacific Holding Company Inc                                           Delaware                    100

               Salomon Smith Barney India Private Limited*                                       India                        75

          Salomon Brothers Properties Inc                                                        Delaware                    100

               Salomon Brothers Investments Inc                                                  Delaware                    100
          Salomon Brothers Real Estate Development Corp                                          Delaware                    100
               Crow Wood Terrace Associates                                                      Georgia                      50
          Salomon Brothers Realty Corp                                                           New York                    100
               Asia Mortgage Finance                                                             Cayman Islands              100
               Liquidation Properties Holding Company Inc.                                       New York                    100
                    Liquidation Properties Inc.                                                  New York                    100
               MacA Inn LLC                                                                      Delaware                    100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 53

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
               Nippon Real Estate Investment                                                     Cayman Islands              100
               VE Apartments LLC                                                                 New York                    100
          Salomon Brothers Russia Holding Company Inc                                            Delaware                    100
               ZAO Salomon Brothers*                                                             Russia                      100
          Salomon Brothers Tosca Inc.                                                            Delaware                    100
          Salomon Capital Access for Savings Institutions, Inc.                                  Delaware                    100
               Salomon Capital Access Corporation                                                District of Columbia        100
          Salomon Forex Inc                                                                      Delaware                    100
               Salomon Brothers Finance Corporation                                              Delaware                    100
          Salomon International LLC                                                              Delaware                    100
               Cheapside (SSL) Limited                                                           England                     100
               Cheapside Holdings (Jersey) Limited                                               Channel Is.                 100
                    JHSW Limited                                                                 England                     100
                         Cheapside (SJL) Limited                                                 Cayman Islands              100
                         Schroder Salomon Smith Barney (Guernsey) Limited                        Guernsey, Channel Is.       100
               Citigroup Asset Management Limited                                                England                     100
               Salomon Brothers Europe Limited*                                                  England                     100
                    Salomon Brothers Asset Management Limited                                    England                     100
                    Salomon Brothers Eastern Europe Limited                                      England                     100
                    Salomon Brothers International Limited*                                      England                     100
                    Salomon Brothers Nominees Limited                                            England                     100
                    Salomon Brothers UK Equity Limited                                           England                     100
          Salomon Northpoint Corp                                                                Delaware                    100
          Salomon Plaza Holdings Inc                                                             Delaware                    100
               Plaza Holdings Inc.                                                               Delaware                    100
                    Salomon Brothers Finance Corporation and Co beschranthaftende KG*            Germany                    99.8
                         Salomon Brothers AG                                                     Germany                     100
                         Salomon Brothers Kapitalanlage-Gesellschaft mbH                         Germany                     100
          Salomon Reinvestment Company, Inc                                                      Delaware                    100
          Salomon Smith Barney Asia Limited                                                      Hong Kong                   100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 54

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
          Salomon Smith Barney Asia Pacific Limited                                              Delaware                    100
          Salomon Smith Barney Australia Pty Ltd                                                 Australia                   100
               Friday Services Pty Ltd                                                           Australia                   100
               Salomon Smith Barney Australia Broker Holdings Pty Limited                        Australia                   100
                    Salomon Smith Barney Australia Securities Pty Limited                        Australia                   100
                         Bow Lane Nominees Pty Ltd                                               Australia                   100
                         Bowyang Nominees Pty Limited                                            Australia                   100
                         Calex Nominees Pty Limited                                              Australia                   100
                         Dervat Nominees Pty Limited                                             Australia                   100
                         Feta Nominees Pty Limited                                               Australia                   100
                         Gymkhana Nominees Pty Limited                                           Australia                   100
                         Salomon Smith Barney New Zealand Limited                                New Zealand                 100
                              Palliser Nominees Limited                                          New Zealand                 100
                         Skeet Nominees Pty Ltd                                                  Australia                   100
               Salomon Smith Barney Australia Financial Products Ltd                             Australia                   100
               Salomon Smith Barney Australia Fixed Income Trading Pty Limited                   Australia                   100
               Salomon Smith Barney Australia Nominees No. 2 Pty Limited                         Australia                   100
               Salomon Smith Barney Australia Superannuation Fund Pty Limited                    Australia                   100
               Salomon Smith Barney Private Clients Pty Limited                                  Australia                   100
          Salomon Smith Barney Canada Holding Company*                                           Canada                      100
               Salomon Smith Barney Canada Inc.                                                  Canada
          Salomon Smith Barney China Limited                                                     Hong Kong                   100
          Salomon Smith Barney Holdings (Thailand) Limited                                       Thailand                    100
               Salomon Smith Barney (Thailand) Limited*                                          Thailand                    100
          Salomon Smith Barney Inc.                                                              New York                    100
               Foreign Fund 1 Fundo de Investimento Financeiro                                   Brazil                      100
               Salomon Smith Barney Puerto Rico Inc.                                             Puerto Rico                 100
               Salomon Smith Barney Representacoes Ltda.*                                        Brazil                      100
               Salomon Smith Barney/Travelers REF GP, LLC                                        Delaware                    100
                    Salomon Smith Barney/Travelers Real Estate Fund, L.P.                        Delaware                    100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 55

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
               SBHU Life Agency, Inc.                                                            Delaware                    100
                    Robinson-Humphrey Insurance Services Inc.                                    Georgia                     100
                         Robinson-Humphrey Insurance Services of Alabama, Inc.                   Alabama                     100
                    Salomon Smith Barney Life Agency Inc.                                        New York                    100
                    SBHU Life Agency of Arizona, Inc.                                            Arizona                     100
                    SBHU Life Agency of Indiana, Inc.                                            Indiana                     100
                    SBHU Life Agency of Ohio, Inc.                                               Ohio                        100
                    SBHU Life Agency of Oklahoma, Inc.                                           Oklahoma                    100
                    SBHU Life Agency of Texas, Inc.                                              Texas                       100
                    SBHU Life Agency of Utah, Inc.                                               Utah                        100
                    SBHU Life Insurance Agency of Massachusetts, Inc.                            Massachusetts               100
                    SBS Insurance Agency of Hawaii, Inc.                                         Hawaii                      100
                    SBS Insurance Agency of Idaho, Inc.                                          Idaho                       100
                    SBS Insurance Agency of Maine, Inc.                                          Maine                       100
                    SBS Insurance Agency of Montana, Inc.                                        Montana                     100
                    SBS Insurance Agency of Nevada, Inc.                                         Nevada                      100
                    SBS Insurance Agency of South Dakota, Inc.                                   South Dakota                100
                    SBS Insurance Agency of Wyoming, Inc.                                        Wyoming                     100
                    SBS Insurance Brokerage Agency of Arkansas, Inc.                             Arkansas                    100
                    SBS Insurance Brokers of Kentucky, Inc.                                      Kentucky                    100
                    SBS Insurance Brokers of New Hampshire, Inc.                                 New Hampshire               100
                    SBS Insurance Brokers of North Dakota, Inc.                                  North Dakota                100
                    SBS Life Insurance Agency of Puerto Rico, Inc.                               Puerto Rico                 100
          Salomon Smith Barney International Merchant Bankers Limited                            Singapore                   100
          Salomon Smith Barney Korea Ltd.                                                        Korea                       100
          Salomon Smith Barney Malaysia Sdn. Bhd.                                                Malaysia                    100
          Salomon Smith Barney Mauritius Private Limited*                                        Mauritius                   100
          Salomon Smith Barney Principal Investments (Japan) Ltd.                                Cayman Islands              100
               Salomon Smith Barney Credit Management Company Ltd.                               Cayman Islands              100
          Salomon Smith Barney S.A.*                                                             France                       99
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 56

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
          Salomon Smith Barney Securities (Proprietary) Limited                                  South Africa                100
               Salomon Smith Barney Nominees (Proprietary) Limited                               South Africa                100
          Salomon Smith Barney Securities Asia Limited                                           Hong Kong                   100
               SAS Nominees Limited                                                              Hong Kong                   100
          Salomon Smith Barney Singapore Holdings Pte. Ltd.                                      Singapore                   100
               Salomon Smith Barney Singapore Pte. Ltd.                                          Singapore                   100
               Salomon Smith Barney Singapore Securities Pte. Ltd.                               Singapore                   100
          Salomon Smith Barney Taiwan Limited                                                    Taiwan                      100
          Salomon Swapco Inc.                                                                    Delaware                    100
          San Gome Asset Securitization Specialty Limited                                        Korea                        50
          SB Funding Corp.                                                                       Delaware                    100
          SB Motel Corp.                                                                         Delaware                    100
          SBJV Corp.                                                                             Delaware                    100
               SFJV-2002-1, LLC                                                                  Delaware                     70
          Schroder (Malaysia) Holdings Sdn. Bhd.                                                 Malaysia                    100
          Schroder Salomon Smith Barney Polska Sp. z o.o.                                        Poland                      100
          Schroder Wertheim Holdings I Inc.                                                      Delaware                    100
               Schroder Wertheim & Co. Inc. 1996 European Investment Partnership L.P.            Delaware                  16.44
          Schroders Malaysia (L) Berhad                                                          Malaysia                    100
          Seven World Holdings LLC                                                               Delaware                    100
          Seven World Technologies, Inc                                                          Delaware                    100
          SSB Asia Realty Ltd.                                                                   Cayman Islands              100
          SSB BB Inc.                                                                            Delaware                    100
          SSB Irish Investor LLC                                                                 Delaware                    100
          SSB Vehicle Securities Inc.                                                            Delaware                    100
          SSBCP GP I Corp.                                                                       Delaware                    100
               SSB Capital Partners (Cayman) I, LP                                               Cayman Islands              100
               SSB Capital Partners (DE-UK) I, LP                                                Delaware                    100
               SSB Capital Partners (UK) I, LP*                                                  England                     100
          SSBPIF GP Corp.                                                                        Delaware                    100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 57

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
               SSB Capital Partners (Master Fund) I, LP*                                         Delaware                    100
               SSB Capital Partners (US-UK) I, LP                                                Delaware                    100
               SSB Capital Partners I, LP                                                        Delaware                    100
          Structured Products Corp                                                               Delaware                    100
          TCEP Participation Corp.                                                               New York                    100
          TCP Corp.                                                                              Delaware                    100
          The Geneva Companies Inc.                                                              Delaware                    100
               Geneva Merger & Acquisition Services of Canada (Ont.) Inc.                        Ontario, Canada             100
          Wertheim Energy Corporation                                                            Delaware                    100
          WS Management Company, Inc.                                                            Delaware                    100
     Salomon Brothers Services GmbH                                                              Germany                     100
     Salomon Smith Barney (Loan Notes) Inc.                                                      Delaware                    100
     Salomon Smith Barney Securities Investment Consulting Co. Ltd.                              Taiwan                       99
     SB Cayman Holdings I Inc.                                                                   Delaware                    100
          Smith Barney Private Trust Company (Cayman) Limited*                                   Cayman Islands              100
               Greenwich (Cayman) I Limited                                                      Cayman Islands              100
               Greenwich (Cayman) II Limited                                                     Cayman Islands              100
               Greenwich (Cayman) III Limited                                                    Cayman Islands              100
     SB Cayman Holdings II Inc.                                                                  Delaware                    100
     SB Cayman Holdings III Inc.                                                                 Delaware                    100
          Smith Barney Credit Services (Cayman) Ltd.*                                            Cayman Islands              100
     SB Cayman Holdings IV Inc.                                                                  Delaware                    100
     Smith Barney (Ireland) Limited                                                              Ireland                     100
     Smith Barney Cayman Islands, Ltd.                                                           Cayman Islands              100
          Salomon Global Horizons Global Equity Fund                                             Cayman Islands             67.2
     Smith Barney Commercial Corp.                                                               Delaware                    100
     Smith Barney Europe Holdings, Ltd.                                                          England                     100
     Smith Barney Fund Management LLC                                                            Delaware                    100
          Citi Fund Management Inc.                                                              Delaware                    100
          Citigroup Asset Management Australia Limited                                           Australia                   100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 58

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
          Smith Barney Management Company (Ireland) Limited                                      Ireland                     100
          SSB Greenwich Street Partners LLC                                                      Delaware                    100
               Salomon Smith Barney/Greenwich Street Capital Partners II, L.P.                   Delaware                    100
          SSB Private Management LLC                                                             Delaware                    100
               Salomon Smith Barney Hicks Muse Partners L. P.                                    Delaware                      0
     Smith Barney Futures Management LLC                                                         Delaware                    100
          CTA Capital LLC                                                                        Delaware                    100
          Hutton Investors Futures Fund, L.P. II                                                 Delaware                    100
          JWH Strategic Allocation Master Fund LLC                                               New York                    100
          Salomon Smith Barney Diversified 2000 Futures Fund L.P.                                New York                      1
          Salomon Smith Barney Equity Plus Futures Fund L.P.                                     New York                      1
          Salomon Smith Barney Global Diversified Futures Fund L.P.                              New York                    100
          Salomon Smith Barney Orion Futures Fund L.P.                                           New York                    100
          Salomon Smith Barney Riverton Futures Fund L.P.                                        New York                    100
          SB AAA Master Fund LLC                                                                 New York                    100
          Shearson Mid-West Futures Fund                                                         New York                    100
          Shearson Select Advisors Futures Fund L.P.                                             Delaware                    100
          Smith Barney AAA Energy Fund L.P.                                                      New York                    100
          Smith Barney Diversified Futures Fund L.P.                                             New York                    100
          Smith Barney Diversified Futures Fund L.P. II                                          New York                    100
          Smith Barney Global Markets Futures Fund L.P.                                          New York                    100
          Smith Barney Mid-West Futures Fund LP II                                               New York                    100
          Smith Barney Potomac Futures Fund, L.P.                                                New York                    100
          Smith Barney Principal Plus Futures Fund L.P. II                                       New York                    100
          Smith Barney Principal Plus Futures Fund LP                                            New York                    100
          Smith Barney Tidewater Futures Fund L.P.                                               New York                    100
          Smith Barney Westport Futures Fund L.P.                                                New York                    100
     Smith Barney Global Capital Management, Inc.                                                Delaware                    100
     Smith Barney Mortgage Capital Group, Inc.                                                   Delaware                    100
     Smith Barney Private Trust GmbH                                                             Switzerland                 100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 59

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================
     Smith Barney Realty, Inc.                                                                   Delaware                    100
     Smith Barney Risk Investors, Inc.                                                           Delaware                    100
          Smith Barney Consulting Partnership, LP                                                Delaware                    100
          Smith Barney Investors L.P.                                                            Delaware                    9.9
     Smith Barney Venture Corp.                                                                  Delaware                    100
          First Century Management Company                                                       New York                      1
     SSB Keeper Holdings LLC                                                                     Delaware                    100
          Citigroup Payco I LLC                                                                  Delaware                    100
          Citigroup Payco II LLC                                                                 Delaware                    100
          Citigroup Payco III LLC                                                                Delaware                    100
     SSBH Capital I                                                                              Delaware                    100
     Targets Trust III                                                                           Delaware                    100
     Targets Trust IV                                                                            Delaware                    100
     Targets Trust V                                                                             Delaware                    100
     Targets Trust VI                                                                            Delaware                    100
     Targets Trust VII                                                                           Delaware                    100
     Targets Trust VIII                                                                          Delaware                    100
     Targets Trust IX                                                                            Delaware                    100
     Targets Trust X                                                                             Delaware                    100
     Targets Trust XI                                                                            Delaware                    100
     Targets Trust XII                                                                           Delaware                    100
     Targets Trust XIII                                                                          Delaware                    100
     Targets Trust XIV                                                                           Delaware                    100
     Targets Trust XV                                                                            Delaware                    100
     The Travelers Investment Management Company                                                 Connecticut                 100

Smith Barney Corporate Trust Company                                                             Delaware                    100

The Geneva Group, LLC                                                                            Delaware                    100
     The Geneva Companies, LLC                                                                   Delaware                    100
          Geneva Capital Markets, LLC                                                            Delaware                    100
          Geneva II LLC                                                                          Delaware                    100
====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 60

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation

CITIGROUP INC. as of 31 December 2002                                 Exhibit 16

====================================================================================================================================
                                                                                                 Place of                Total
1    2    3    4    5    6    7    8    9   10   11   12                                         Incorporation           Voting
====================================================================================================================================

Travelers Auto Leasing Corporation                                                               Delaware                    100

Travelers Group Diversified Distribution Services, Inc.                                          Delaware                    100
     Travelers Group Exchange, Inc.                                                              Delaware                    100

Travelers Group International LLC                                                                Delaware                    100

TRV Employees Investments, Inc.                                                                  Delaware                    100
     Citigroup GSP Employees Fund, L.P.                                                          Delaware                    100


Total Records:             1736

====================================================================================================================================

1    2    3    4    5    6    7    8    9   10   11   12                                                                     Page 61

* Indicates that the subisidary is partially owned by more than one subsidiary of Citigroup Inc.
** Citigroup  owns 50% of  CitiStreet  LLC in joint  venture  with State  Street
   Corporation